absolutel

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☑        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

UNILIFE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

October 28, 2016

Dear Unilife Stockholder:

You are cordially invited to attend this year’s annual meeting of stockholders to be held on Thursday, December 15, 2016, at 4:00 P.M., U.S. Eastern Time (8:00 A.M. Australian Eastern Daylight Time  on Friday, December 16, 2016), at One Liberty Place, 1650 Market Street, Suite 2800, Philadelphia, PA 19103.  The meeting will be broadcast via the Investor Relations section of our website www.unilife.com as a “live” listen only webcast.

All stockholders and holders of CHESS Depositary Interests, or CDIs, are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, we urge you to submit your proxy card or CDI voting instruction form as soon as possible so that your shares (or shares underlying your CDIs) can be voted at the meeting in accordance with your instructions.  For specific instructions on voting, please refer to the instructions on the proxy card or CDI voting instruction form.

We are furnishing our proxy materials over the Internet.  Therefore, you will not receive paper copies of our proxy materials.  We will instead send you a notice with instructions for accessing the proxy materials and voting via the Internet.  The notice also provides instructions on how you may obtain paper copies of the proxy materials if you so choose.  We believe that this process allows us to serve you more efficiently by making the proxy materials available quickly online and reducing costs associated with printing and postage.

Whether or not you plan to attend the meeting, your vote is very important, and we encourage you to vote promptly.  As a Delaware corporation and under our bylaws, a minimum of one-third of our outstanding shares of common stock (including shares underlying our outstanding CDIs) must be present in person or represented by proxy at the meeting in order for the meeting to be considered valid.  You may vote your shares (or direct CHESS Depositary Nominees Pty Ltd, to vote if you hold your shares in the form of CDIs) online, by telephone or by mailing a completed proxy card or CDI voting instruction form if you elect to receive the proxy materials by mail.  Instructions regarding each method of voting are provided on the proxy card and the CDI voting instruction form.  If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

Stockholders of record at the close of business on October 20, 2016 (5:00 P.M. U.S. Eastern Time), the record date for the meeting, are entitled to notice of and to vote at the meeting and any adjournment or postponement of the meeting.

We look forward to seeing you at the meeting.

Sincerely yours,

Mary Katherine Wold
Chair of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, DECEMBER 15, 2016 AT 4:00 P.M. (U.S. EASTERN TIME)

(8:00 A.M AUSTRALIAN EASTERN DAYLIGHT TIME ON FRIDAY, DECEMBER 16, 2016)

TO THE STOCKHOLDERS OF UNILIFE CORPORATION:

Notice is hereby given that the annual meeting of stockholders of Unilife Corporation, a Delaware corporation, will be held on Thursday, December 15, 2016, at 4:00 P.M., U.S. Eastern Time (8:00 A.M. Australian Eastern Daylight Time on Friday, December 16, 2016), at One Liberty Place, 1650 Market Street, Suite 2800, Philadelphia, PA 19103, for the following purposes:

1. To elect eight directors, identified in the accompanying proxy statement, to hold office until our annual meeting of stockholders to be held in 2017 and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal (“Proposal No. 1”);

2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2017 (“Proposal No. 2”);

3. To consider and act on an advisory vote regarding the approval of compensation paid to certain executive officers (“Proposal No. 3”);

4. To approve an amendment to the Unilife Corporation Amended and Restated 2009 Stock Incentive Plan to increase the number of shares available for issuance under the 2009 Plan by 2,376,837 shares (“Proposal No. 4”); and

5. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Our board of directors (the “Board”) recommends that stockholders vote “FOR” the election of each of the directors named in Proposal No. 1 and “FOR” Proposal Nos. 2-4.  The foregoing Board recommendations were unanimously approved by the members of the Board that voted on such recommendations.  John Ryan (with respect to Proposal No. 3 only) abstained from voting regarding the Board’s recommendation to stockholders with respect to that proposal due to his personal interest in such proposal.

Stockholders of record as of the close of business on October 20, 2016 (5:00 P.M. U.S. Eastern Time), the record date for the meeting, are entitled to receive notice of, and to vote at, the meeting and any adjournment or postponement of the meeting.  Record holders of CDIs as of the close of business on the record date are entitled to receive notice of and to attend the meeting or any adjournment or postponement of the meeting and, in order to vote, may instruct our CDI Depositary, CHESS Depositary Nominees Pty Ltd, or CDN, to vote the shares underlying their CDIs by either following the instructions on the enclosed CDI voting instruction form or by voting online at www.investorvote.com.au.  Doing so permits each CDI holder to instruct CDN to vote on behalf of the CDI holder at the meeting in accordance with instructions received via the CDI voting instruction form or online.

The proxy statement that accompanies and forms part of this notice of meeting provides information in relation to each of the matters to be considered.  This notice of meeting and the proxy statement should be read in their entirety.  If stockholders are in doubt as to how they should vote, they should seek advice from their legal counsel, accountant or other professional adviser prior to voting.

By Order of the Board of Directors,

Stephanie Walters
Senior Vice President, General Counsel and Secretary

October 28, 2016

IMPORTANT:  To assure that your shares are represented at the meeting, please vote (or, for CDI holders, direct CDN to vote) your shares via the Internet or, if you requested a copy of the proxy materials by mail, by marking, signing, dating and returning the enclosed proxy card or CDI voting instruction form to the address specified, or, for the holders of our common stock only, via telephone.  If you attend the meeting, you may choose to vote in person even if you have previously voted your shares, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI voting instruction form or voting online at www.investorvote.com.au and may not vote in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT 4:00 P.M., U.S. EASTERN TIME ON THURSDAY, DECEMBER 15, 2016 (8:00 A.M. AUSTRALIAN EASTERN DAYLIGHT TIME ON FRIDAY, DECEMBER 16, 2016):  A complete set of proxy materials relating to our meeting is available on the Internet.  These materials, consisting of the Notice of Meeting, proxy statement, proxy card, CDI voting instruction form and Annual Report on Form 10-K for the fiscal year ended June 30, 2016, may be viewed and printed at www.envisionreports.com/unis.  If you are a CDI holder, you may also view and print these materials online at www.investorvote.com.au.

i

UNILIFE CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, DECEMBER 15, 2016 AT 4:00A.M. (U.S. EASTERN TIME)

(8:00 A.M. AUSTRALIAN EASTERN DAYLIGHT TIME ON FRIDAY, DECEMBER 16, 2016)

The accompanying proxy is solicited by the board of directors (“Board”) of Unilife Corporation, a Delaware corporation (“we,” “us,” “our,” “Unilife” or the “Company”), for use at our annual meeting of stockholders to be held at 4:00 P.M. U.S. Eastern Time on Thursday, December 15, 2016 (8:00 A.M. Australian Eastern Daylight Time on Friday, December 16, 2016), or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Meeting of Stockholders.

In May 2016, we effected a 1-for-10 reverse split of our common stock.  All share numbers included in this proxy statement give effect to the reverse split.

A Notice of Internet Availability of Proxy Materials is being mailed to our stockholders on or around October 28, 2016.

INTERNET AVAILABILITY OF PROXY MATERIALS

A complete set of proxy materials relating to the meeting is available on the Internet.  These materials, consisting of the Notice of Meeting, proxy statement, proxy card, CDI voting instruction form and Annual Report on Form 10-K for the fiscal year ended June 30, 2016 may be viewed and printed at www.envisionreports.com/unis.  If you are a CDI holder, you may also view and print these materials online at www.investorvote.com.au.

SOLICITATION AND VOTING

Voting Rights and Procedures

Only those stockholders or CDI holders of record as of the close of business on October 20, 2016 (5:00 P.M. U.S. Eastern Time), the record date, will be entitled to vote at the meeting and any adjournment or postponement thereof.  Those persons holding CDIs are entitled to receive notice of and attend the meeting and may instruct CDN to vote at the meeting by following the instructions on the CDI voting instruction form or by voting online at www.investorvote.com.au.

As of the record date, we had 17,342,043 shares of common stock outstanding (equivalent to 1,040,522,580 CDIs assuming all shares of common stock were converted into CDIs on the record date), all of which are entitled to vote with respect to all matters to be acted upon at the meeting.  Each stockholder as of the close of business on the record date is entitled to one vote for each share of common stock held by such stockholder.  Each CDI holder as of the close of business on the record date is entitled to direct CDN to vote one share for every sixty CDIs held by such holder.  One-third of the outstanding shares of our common stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.  Votes for and against, abstentions and “broker non-votes” (shares held by a broker or nominee that does not have discretionary voting authority and has not received instructions as to how to vote on a particular proposal) will each be counted as present and entitled to vote for the purposes of determining whether a quorum is present.

The following describes how you may vote on each proposal and the votes required for approval of each proposal:

Vote Required

Proposal No. 1 — Our eight director nominees will be elected by a plurality of votes cast at the meeting, which means that the director nominees receiving the highest number of “FOR” votes will be elected.  You may vote for each director nominee or withhold your vote from one or more of the nominees.  Withholding a vote as to any director nominee is the equivalent of abstaining.  In an uncontested election such as this, abstentions and broker non-votes have no effect, because approval by a specific percentage of the shares present or outstanding is not required.

Proposal Nos. 2 through 4 — The affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on the matter must be obtained in order to approve each of these proposals.  You may vote “FOR” or “AGAINST” the proposal or you may abstain from voting.  Abstentions will have the same effect as “AGAINST” votes, and broker non-votes will not be counted as entitled to vote and will have no effect on the outcome of such proposals.

Solicitation of Proxies

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials.  If you choose to vote over the Internet, you are responsible for Internet access charges you may incur.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.  In addition to potentially soliciting stockholders through our directors, officers and employees, we will request banks, brokers and other intermediaries holding shares of our common stock beneficially owned by others to solicit the beneficial owners and will reimburse them for their reasonable expenses in so doing.

Voting Instructions

All shares of our common stock represented by a properly executed proxy received before the time indicated on the proxy will, unless the proxy is revoked, be voted in accordance with the instructions indicated on the proxy.  If no instructions are indicated on the proxy, the shares will be voted as the proxy holder nominated on the proxy card determines, or, if no person is nominated, the shares will be voted “FOR” each proposal.  The persons named as proxies will vote on any other matters properly presented at the meeting in accordance with their best judgment.  A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering a written notice revoking the proxy or a duly executed proxy with a later date to the Secretary of Unilife Corporation at our principal executive office, located at 250 Cross Farm Lane, York, Pennsylvania 17406, or by attending the meeting and voting in person.  Attendance at the meeting will not, in and of itself, constitute revocation of a proxy.

Shares held directly in your name as the stockholder of record may be voted in person at the meeting.  If you choose to vote in person, please bring proof of identification.  Even if you plan to attend the meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend.  Shares held in street name through a brokerage account or by a bank or other nominee may be voted in person by you if you obtain a valid proxy from the record holder giving you the right to vote the shares.  CDI holders may attend the meeting, but cannot vote in person at the meeting.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote without attending the meeting as follows:

•

If you are a stockholder of record, you may vote by proxy.  You can vote by proxy over the Internet or telephone by following the instructions provided on the proxy card or you can vote by proxy by mail pursuant to instructions provided on the proxy card.

•

If your shares are held in a stock brokerage account or by a bank or other nominee, you have the right to direct your broker or other nominee on how to vote the shares in your account.  If you hold shares beneficially in street name, you may vote by proxy over the Internet or telephone by following the instructions provided on the proxy card or you may vote by mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

Under Delaware law, votes cast by Internet or telephone have the same effect as votes cast by submitting a written proxy card.

Special Instructions for CDI Holders

Specific instructions to be followed by any CDI holder interested in directing CDN to vote the shares underlying their CDIs are set forth on the CDI voting instruction form.  The Internet voting procedures for CDI holders are designed to authenticate the CDI holder’s identity and to allow the CDI holder to direct CDN to vote his or her shares and confirm that his or her voting instructions have been properly recorded.

CDI holders may direct CDN to vote their underlying shares at the meeting by following the instructions on the CDI voting instruction form and voting online at www.investorvote.com.au or by returning the CDI voting instruction form to Computershare, the agent we designated for the collection and processing of voting instructions from our CDI holders, no later than 4:00 A.M. on December 8, 2016 U.S. Eastern Time (8:00 P.M. on December 8, 2016 Australian Eastern Daylight Time) in accordance with the instructions on such form.  Doing so permits CDI holders to instruct CDN to vote on their behalf in accordance with their written directions.  If you direct CDN to vote by completing the CDI voting instruction form, you may revoke those directions by delivering to Computershare, no later than 4:00 A.M. on December 8, 2016 U.S. Eastern Time (8:00 P.M. on December 8, 2016 Australian Eastern Daylight Time), a written notice of revocation bearing a later date than the CDI voting instruction form previously sent.

CDI holders may attend the meeting, but cannot vote in person at the meeting unless they are appointed as proxy by CDN.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The terms of office of each of our current directors will expire at the meeting.  With the exception of William Galle, who is not seeking re-appointment to the Board and is therefore resigning from the Board effective as of the date of the annual stockholder meeting, our Board has determined to nominate for election each of our current directors including, without limitation, all of our recently appointed directors, until our next annual meeting of stockholders to be held in 2017 and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal.  Directors are elected by a plurality (i.e., nominees with the highest number of votes for their election will be elected as directors) of votes present or represented by proxy and entitled to vote at the meeting.  Shares represented by validly executed proxies will be voted, if authority to do so is not withheld, for the election of each of the nominees.  If any of the nominees is unexpectedly unavailable for election, these shares will be voted for the election of a substitute nominee proposed by our nominating and corporate governance committee or our Board may determine to reduce the size of our Board.  Each person nominated for election has agreed to serve if elected.

Our bylaws provide for the election of directors to occur by plurality of votes.  Under this mechanism, stockholders are effectively not provided with an option to vote ‘against’ a proposed resolution to elect a director.  Stockholders who withhold their vote or vote against a director being elected will not be counted as votes cast and will have no effect on the election of directors.

Set forth below is biographical information for the nominees as well as the key attributes, experience and skills that our Board believes such nominee brings to our Board.  Please note that the tenure of Jeff Carter and John Lund described below includes service on the board of Unilife Medical Solutions Limited, or UMSL, our Australian predecessor.

Mary Katherine Wold (age 63).  Ms. Wold has served as our director since May 2010. She served as our lead independent director from August 2015 to March 2016, and has served as our Chair since March 2016.  From August 2015 until her appointment as Chair, Ms. Wold served as our Vice Chair.  Since 2011, Ms. Wold has served as Chief Executive Officer of the Church Pension Fund, which oversees defined benefit and defined contribution pension plans for clergy and lay employees of the Episcopal Church.  Prior to her position at the Church Pension Fund, Ms. Wold served as Senior Vice President of Finance from 2007 to 2009, Senior Vice President of Tax and Treasury from 2005 to 2007 and Vice President of Tax from 2002 to 2005, of Wyeth, a NYSE-listed pharmaceutical company, which was acquired by Pfizer in October 2009.  Prior thereto, Ms. Wold spent 17 years with the international law firm of Shearman & Sterling based in New York, specializing in international tax planning for multinational corporations and in the tax aspects of mergers and acquisitions, capital markets and private equity transactions.  Ms. Wold received her law degree from the University of Michigan and her Bachelor of Arts degree from Hamline University.  Our Board believes that Ms. Wold’s knowledge in financial, tax, and treasury matters along with her broad experience in global operations at one of the world’s largest pharmaceutical companies and her experience as the chief executive of a financial services organization make her well-suited to serve as a director.

John C. Ryan (age 47).  Mr. Ryan has served as our President and Chief Executive Officer and as our director since July 2016.  Mr. Ryan served as our Interim President and Chief Executive Officer from March 2016 until July 2016, and as our Senior Vice President, General Counsel and Secretary from May 2014 until July 2016.  Mr. Ryan served as a Partner at Duane Morris LLP from 2013 to 2014.  From 2012 to 2013, Mr. Ryan served as Senior Vice President and Deputy General Counsel of Aramark Corporation, and from 2005 to 2012, as its Senior Vice President and Associate General Counsel.  From 1999 to 2005, Mr. Ryan served first as an Associate and then as a Partner at Duane Morris LLP.  From 1995 to 1999, Mr. Ryan served as an Assistant District Attorney at the New York County District Attorney’s Office.  Mr. Ryan received a J.D. from Northwestern University School of Law and a B.A. from New York University.  Mr. Ryan is a member in good standing of the bars of Pennsylvania and New York.  As our President and Chief Executive Officer, Mr. Ryan provides critical contributions to the Board through his detailed knowledge of our Company, employees, products, customers, investors and the strategic marketplace.  Our Board believes that Mr. Ryan’s thorough understanding of our business as our President and Chief Executive Officer, his prior service as the Company’s Interim President and Chief Executive Officer and Senior Vice President, General Counsel and Secretary, his critical role in the Company’s exploration of strategic alternatives and entry into the strategic collaboration with Amgen, Inc., or Amgen, and his business and legal experience and professionalism make him well-suited to serve as a director.

Jeff Carter (age 58).  Mr. Carter has served as our director since April 2006.  From March 2007 to July 2010, Mr. Carter served as company Secretary for UMSL.  From February 2005 until January 2009, Mr. Carter served as Chief Financial Officer of UMSL. Mr. Carter was a Chief Financial Officer of various publicly listed healthcare companies prior to joining UMSL in February 2005 and is currently Chief Financial Officer of Innate Immunotherapeutics, an ASX listed public company.  Prior to entering the healthcare industry, Mr. Carter held senior management positions with Coca Cola Amatil, Santos Ltd., Canadian Imperial Bank of Commerce and Touche Ross (now known as Deloitte Touche Tohmatsu).  Mr. Carter has in excess of 30 years of experience in professional accounting, investment banking, corporate finance and commercial/strategic planning roles.  Mr. Carter is a Chartered Accountant and holds a Master’s Degree in Applied Finance from Macquarie University and a Bachelor of Financial Administration from New

England University.  Our Board believes that Mr. Carter’s experience in financial and management roles, with a strong background in the healthcare industry, make him well suited to serve as a director.

Rosemary A. Crane (age 57).  Ms. Crane has served as our director since October 28, 2016.  Ms. Crane has served as a member of the board of directors of Teva Pharmaceuticals Industries and as Vice Chair of the board of Zealand Pharma A/S since September 2015.  Ms. Crane served as President and Chief Executive Officer of MELA Sciences, Inc. from 2013 to 2014 and was Head of Commercialization and a partner at Appletree Partners from 2011 to 2013.  From 2008 to 2011, she served as President and Chief Executive Officer of Epocrates Inc.  Previously, Ms. Crane served in various senior executive positions at Johnson & Johnson, including as Group Chairman, Consumer, Specialty Pharmaceuticals and Nutritionals from 2004 to 2006 and as Executive Vice President of Global Marketing for the Pharmaceutical Group from 2002 to 2004.  Prior to that, she held various positions at Bristol-Myers Squibb from 1982 to 2002, including as President of U.S. Primary Care from 2000 to 2002 and as President of Global Marketing and Consumer Products from 1998 to 2000.  Ms. Crane received a Master of Business Administration from Kent State University in 1986 and a B.A. in communications and English from the State University of New York in 1981.  Our Board believes that Ms. Crane’s 30 years of experience in commercialization and business operations, primarily in the pharmaceutical and biotechnology industries, and more than 25 years of therapeutic and consumer drug launch expertise provides broad and experienced knowledge of the global pharmaceutical business and industry that is our customer base.

Duane DeSisto (age 62).  Mr. DeSisto has served as our director since October 28, 2016.  Mr. DeSisto has served as an independent member of the board of directors of Stereotaxis, Inc., a NASDAQ-listed medical device company, since April 2015.  Mr. DeSisto served as a director and as the President and Chief Executive Officer of Insulet Corporation, a drug delivery device manufacturer, from 2003 to 2014.  From 2002 to 2003, he served as Insulet’s President, Chief Financial Officer and acting Chief Executive Officer.  From 2001 to 2002, he served as Insulet’s Chief Financial Officer and Treasurer.  From 1999 to 2001, Mr. DeSisto served in various positions at PaperExchange.com, Inc., a business solutions provider for the pulp and paper industry, including as President, Chief Executive Officer and Chief Financial Officer.  From 1995 to 1999, Mr. DeSisto served as the Chief Financial Officer of FGX International Holdings Limited (formerly AAI-Foster Grant, Inc.), an accessories wholesaler, where he had overall responsibility for the accounting, information technology and human resources departments.  From 1986 to 1995, Mr. DeSisto served as the Chief Financial Officer of ZOLL Medical Corporation, a medical device company specializing in noninvasive resuscitation devices and related software solutions.  Prior to that, Mr. DeSisto served in executive positions in finance, accounting and internal audit for various companies.  Mr. DeSisto earned a Bachelor of Science from Providence College and a Masters of Business Administration from Byrant College.  Our Board believes that Mr. DeSisto’s in-depth knowledge of our industry, customers and competing technology, background in finance and accounting, and experience as a senior executive for medical device companies, particularly his experience and success leading a medical device company, make him well-suited to serve as a director.

Harry A. Hamill (age 62).  Mr. Hamill has served as our director since August 2015.  Mr. Hamill has served as an advisor in the life sciences industry since 2010.  From 2008 to 2010, Mr. Hamill served as Vice President and Deputy Controller of Wyeth, and held other senior positions at Wyeth from 1992 to 2008, including leading global mergers and acquisitions, Vice-President of Finance for Wyeth’s Global Manufacturing and Distribution Operations, and Chief Financial Officer of a global animal health business unit.  Wyeth was acquired by Pfizer in October 2009.  Prior to his career at Wyeth, Mr. Hamill was a Partner with Parente Randolph Orlando Carey and Associates, a regional U.S. accounting firm.  Prior to that, Mr. Hamill was a Senior Audit Manager with Arthur Andersen LLP in New York.  He is a certified public accountant and a graduate of Bernard M. Baruch College, City University of New York.  Our Board believes that Mr. Hamill’s experience in finance and accounting and as an executive at a large, global pharmaceutical company with responsibility for, among other things, strategic transactions, financial controls, reporting and planning, and risk management, make him well-suited to serve as a director.

Michael E. Kamarck (age 65).  Dr. Kamarck has served as our director since July 2016.  From February 2012 to August 2015, Dr. Kamarck served as a member of the board of directors of Omni Bio Pharmaceutical, Inc.  From December 2009 until March 2012, Dr. Kamarck was employed by Merck as President of Merck BioVentures and Senior Vice President of Vaccines and Biologics Manufacturing.  From May 2001 to October 2009, he was employed by Wyeth, where he held various senior executive positions, including President, Technical Operations and Product Supply and was responsible for global technical operations for all of the Wyeth businesses.  Dr. Kamarck also served as a member of the Wyeth Management Committee.  Prior to Wyeth, he was employed by Bayer AG for 17 years in a variety of technical and leadership capacities.  Dr. Kamarck received his B.A. from Oberlin College, his Ph.D. from MIT and was a Leukemia Society Fellow at Yale University.  Our Board believes that Dr. Kamarck’s significant senior executive experience with large pharmaceutical companies makes him well suited to serve as a director.

John Lund (age 50).  Mr. Lund has served as our director since November 2009.  Since October 2016, Mr. Lund has served as Chief Financial Officer for Behavioral Health Group, a private equity backed leading provider of opioid addiction treatment services. From February 2012 to December 2015, Mr. Lund served as Chief Financial Officer of Reliant Rehabilitation, a private equity backed company, which is a provider of long-term care rehabilitation services with over 7,000 U.S. based employees.  Mr. Lund has also served as a Managing Partner of Upstart CFO, LLC, a financial consulting company providing chief financial officer advisory services, since December 2010, and M&A Holdings, LLC, a private consulting company, since July 2003.  Prior to that, Mr. Lund held chief financial officer and controller positions for various public and private companies, and was a manager at KPMG LLP, or KPMG.  Mr. Lund received the Certificate of Director Education from the National Association of Corporate Directors, or NACD, and completed various corporate governance courses at Harvard Business School.  Mr. Lund, a certified public accountant, graduated from University of North Texas and received his Master of Business Administration from the Kellogg School of Management of Northwestern University.  Mr. Lund is actively involved in the NACD, Financial Executive Institute, American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants.  Our Board believes that Mr. Lund’s expertise in finance and accounting and his experience with corporate transactions and publicly listed companies make him well suited to serve as a director.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE.

BOARD AND GOVERNANCE OVERVIEW

Background on Internal Investigation

On May 8, 2016, the Company announced an investigation into violations of the Company’s policies and procedures and possible violations of law and regulation by the Company’s former Chief Executive Officer, Alan Shortall, and its former Chairman, Jim Bosnjak (the “Investigation”).

The Board established a Special Committee to oversee the Investigation.  Independent counsel conducted the Investigation with the assistance of an advisory firm with forensic accounting expertise. The Investigation did not identify any material financial loss to the Company.

The Investigation identified certain related party and other transactions which the Company had not previously publicly disclosed or recorded in its financial statements.  As a result of the Investigation, the Company was not able to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2016 or its Annual Report on Form 10-K for the fiscal year ended June 30, 2016 (the “2016 10-K”).  The Company filed such documents with the U.S. Securities and Exchange Commission (“SEC”) on October 24, 2016 along with amendments to certain prior filings with the SEC.  Such amendments were made to correct immaterial errors in certain previously reported financial statements and to disclose certain material weaknesses in the Company’s internal control over financial reporting and disclosure controls and procedures (together, “Material Weaknesses”).

See the “Explanatory Note” set forth in the 2016 10-K for further information regarding the Investigation and for a summary of corrections to the immaterial errors discovered as a result of the Investigation and set forth in certain of the Company’s filings with the SEC.

The Company is committed to remediating the Material Weaknesses as promptly as possible, and the implementation of the Company’s remediation plans has commenced.

Board and Governance Highlights

The Company and our Board are committed to good corporate governance and to the regular review of our corporate governance practices to learn from the past, build our business, and drive long-term stockholder value.  The Company and our Board are also committed to the effective and efficient use of Company resources.  We strengthened our Board and Company leadership by adding new industry leaders and have made significant changes to our Board membership and to our Company management during the fiscal year ended June 30, 2016, or fiscal 2016, to achieve these goals.

New Leaders and Board Members

Fiscal 2016 was our sixth full year as a public company in the United States.  This was a year of transition to a new leadership team and refocusing of our business strategy.  In February 2016, we completed a strategic process, which culminated in the formation of a strategic collaboration with Amgen, Inc. (“Amgen”) for Amgen’s use of the Company’s injectable drug delivery systems with Amgen’s product portfolio.  Alan Shortall’s employment as Chief Executive Officer of the Company ceased as of March 11, 2016, and Mr. Shortall resigned from his position as Chairman of the Board.  In addition, as of March 11, 2016, the employment of Ramin Mojdeh, Ph.D., the  President and Chief Operating Officer of the Company ceased.  Previously, in August 2015, Mr. Bosnjak resigned from the Board.

Effective March 14, 2016, the Board appointed John Ryan as our Interim President and Chief Executive Officer.  The Board has charged Mr. Ryan with focusing our business on profitable product lines and customer agreements, renegotiating unprofitable contracts and exploring opportunities to divest unprofitable product lines, executing on profitable contracts, reducing overhead and operating costs, addressing weaknesses in our internal controls and enforcing internal controls, improving business planning, and implementing a disciplined review and reporting process.

The Board engaged the executive search firm, Heidrick & Struggles International, Inc. (“Heidrick and Struggles”), to manage the search process for a permanent President and Chief Executive Officer of the Company (the “CEO Search”).  After conducting a thorough CEO Search, the Board appointed Mr. Ryan as President and Chief Executive Officer, effective as of July 28, 2016, and as a member of the Board.

In addition, in July 2016:

•	the Board appointed Ian Hanson as the Company’s Chief Operating Officer;
•

David Hastings, who has served as Chief Financial Officer since 2015, assumed the additional roles of Treasurer and Chief Accounting Officer, replacing Dennis Pyers, who continues to serve as Senior Advisor, Special Projects.

•	Stephanie Walters, who had served as the Company’s Associate General Counsel and Assistant Secretary since 2014, was named Senior Vice President, General Counsel and Secretary; and
•

Molly Weaver, Ph.D., who had served in various roles since 2011, most recently as Vice President and General Manager, Advanced Drug Delivery Systems, was named Vice President, Corporate Quality and Regulatory Affairs and Chief Compliance Officer, replacing Mark Iampietro, who had served in this role and whose employment was ended by the Company without cause in July 2016.

In addition to managing the CEO Search, Heidrick & Struggles also managed a search process for new director candidates for the Board.  The Company’s director search process resulted in the appointment of Michael E. Kamarck to the Board in July 2016, as well as the identification of Duane DeSisto and Rosemary Crane, both of whom were appointed to the Board on October 28, 2016, and who, along with Mr. Kamarck, are being nominated for election to the Board pursuant to Proposal No. 1.  The Board believes these candidates enhance the current skill set of the Board and collectively offer deep knowledge and experience in our industry, as well as a wealth of experience as executives in well-regarded international corporations.  For additional information regarding the nominees, see Proposal No. 1, which contains biographical information about all directors standing for election.

Changes in Board Committees and Committee Membership

In light of the addition of new Board members, we reviewed our Board committee structure and membership and made changes to streamline our committee structure, improve the efficiency and effectiveness of the use of our Board members, and add new Board members without increasing the total cost of non-executive director cash compensation.  We eliminated the Strategic Partnerships Committee, so that the total number of Board committees is limited to the three standing committees required by the listing standards of the NASDAQ Stock Market LLC (“NASDAQ”) and the ASX Listing Rules:  the audit committee, the compensation committee and the nominating and governance committee.

In accordance with SEC regulations, NASDAQ listing standards and the ASX Listing Rules, all the members of the three standing committees are independent.  Five of our six independent directors each serve on two committees, and one of our independent directors serves on three committees.  After the annual meeting of stockholders, our Board will meet and nominate or re-nominate committee chairs and members to make best use of the diverse talents and experience each of our directors bring to our Board.

OUR GOVERNANCE BEST PRACTICES

✓ Our Chair is our lead independent director.	✓ 6 of our 8 directors are independent.
✓ All committees consist solely of independent directors.	✓ All committees hold regular executive sessions of independent directors.
✓ No hedging or pledging of Unilife securities by its executive officers or directors is permitted.	✓ We have executive officer and director stock ownership and retention guidelines.

✓    Our directors have diverse experience in finance, accounting, technical operations, marketing and law, and deep knowledge of our industry, as most are former executives or directors of highly regarded, publicly traded companies.

✓ Our corporate governance guidelines are published on our website at www.unilife.com.

INFORMATION ON OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business is managed under the direction and oversight of our Board.  We keep Board members informed of our business through discussions with management, materials we provide to them, visits to our offices, and their participation in Board and Board committee meetings.  We believe open, effective, and accountable corporate governance practices are key to our relationship with our stockholders.  Our Board has adopted corporate governance guidelines, our Board charter, that, along with the charters of our Board committees and our Business Conduct Policy, provide the framework for our governance.  A complete copy of our corporate governance guidelines, the charters of our Board committees, and our Business Conduct Policy may be found on the investor relations section of our website at www.unilife.com under the heading of “Governance”.  Information contained on, or accessed through, our website is not part of this proxy statement.  Our Board regularly reviews corporate governance developments and modifies these policies as warranted.  Any changes in these governance documents will be reflected on the same location of our website.

Director Independence

Our Board has determined that each of Ms. Wold, Mr. Lund, Mr. Hamill, Dr. Kamarck, Ms. Crane and Mr. DeSisto are “independent” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, NASDAQ listing standards and the Australian Securities Exchange, or ASX, Corporate Governance Council Corporate Governance Principles and Recommendations.

Board Leadership Structure

We currently have separate individuals serving as Chair of the Board and as Chief Executive Officer because we believe independent directors and management have different perspectives and roles in strategy development and corporate governance.  The Chief Executive Officer is responsible for setting the strategic direction of the Company and managing the day-to-day leadership and performance of the Company, while the Chair provides guidance to the Chief Executive Officer and presides over Board meetings, including meetings of the independent directors.  We believe this structure promotes active participation by the independent directors and strengthens the role of the Board in fulfilling its oversight responsibility and fiduciary duties to our stockholders, while recognizing that the day-to-day management and direction of the Company will be led by the Chief Executive Officer.

However, the Board does not have a policy mandating that the roles of Chair of the Board and Chief Executive Officer continue to be separated, and the roles of Chair and Chief Executive Officer have been held by a single individual in the past.  Our Board elects our Chair, and appoints and evaluates our Chief Executive Officer.  These positions may be held by the same person or may be held by different people.  We believe it is important that the Board retain the flexibility to determine whether the two roles should be separate or combined, based upon the Board's assessment of the Company’s needs and leadership at a given point in time.

Board’s Role in Risk Oversight

Our Board is ultimately responsible for ensuring that appropriate risk management policies and procedures are in place to protect our business and assets.  Our Board requires senior management to manage risk as part of our day-to-day operations and to design internal control systems to identify and manage material risks.  The committees of our Board are responsible for evaluating the risks related to their respective responsibilities and overseeing the management of such risks.  Our Board periodically reviews the material risks faced by us, our risk management processes and systems and the adequacy of our policies and procedures designed to respond to and mitigate these risks.  As previously noted, the Company identified the Material Weaknesses in fiscal 2016 and is committed to remediating the Material Weaknesses as promptly as possible.

Meetings and Committees of the Board

Directors are expected to attend meetings of our Board and any Board committees on which they serve.  Our Board has three standing committees to assist our Board in the execution of its responsibilities:  the audit committee, the compensation committee, and the nominating and corporate governance committee.

During fiscal 2016, our Board held 41 meetings and the audit, compensation, and nominating and corporate governance committees held 6, 13, and 2 meetings, respectively.  During fiscal 2016, each incumbent director standing for reelection (Ms. Wold, Mr. Lund, Mr. Carter and Mr. Hamill) attended over 75% of the aggregate of all meetings of our Board and Board committees on which such director served at the time of such meetings.  As Mr. Ryan, Dr. Kamarck, Ms. Crane and Mr. DeSisto were appointed to the Board after the end of the fiscal year, their attendance is not counted in these numbers.

In accordance with our corporate governance guidelines, we schedule our annual meeting of stockholders at a time and date to maximize attendance by directors, taking into account the directors’ schedules.  Under our corporate governance guidelines, all directors make every effort to attend our annual meeting of stockholders, absent an unavoidable and irreconcilable conflict.  In November 2015, the meeting was held in Philadelphia, Pennsylvania, and all of the directors then in office attended the meeting, except for Mr. Carter, who is based in Australia.

Audit Committee

The primary purpose of the audit committee is to oversee our accounting and financial reporting processes and the audits of our financial statements.  The committee also reviews the qualifications, independence and performance, and approves the terms of engagement, of our independent auditors, and reviews and approves any related party transactions.  The audit committee is governed by a written charter approved by our Board, a copy of which is available in the investor relations section of our website at www.unilife.com under the heading of “Governance.”

The audit committee currently consists of John Lund (Chair), Mary Katherine Wold, and Harry A. Hamill.  Our Board has determined that both Mr. Lund and Mr. Hamill qualify as “audit committee financial experts” as defined under the rules of the SEC.

Compensation Committee

The primary purpose of the compensation committee is to supervise and review the compensation and benefits of our executive officers.  In carrying out these responsibilities, the compensation committee reviews all components of executive compensation for consistency with our compensation philosophy and the interests of our stockholders.  The compensation committee is governed by a written charter approved by our Board, a copy of which is available in the investor relations section of our website at www.unilife.com under the heading of “Governance.”

Our compensation committee’s responsibilities include the following:

•

develop and implement executive compensation practices to support overall business strategies and objectives, attract and retain key executives, link compensation with business objectives and the Company’s performance, and provide competitive compensation;

•

review and approve compensation for the Chief Executive Officer, including relevant performance goals and objectives, review and approve compensation for other executive officers, and oversee their evaluations;

•	make recommendations to our Board with respect to the adoption of stock-based compensation plans and incentive compensation plans;
•	review the non-executive directors’ compensation program for competitiveness and plan design, and recommend changes to our Board, as appropriate; and
•	oversee general compensation plans and initiatives.

The compensation committee currently consists of John Lund (Chair), William Galle, and Harry A. Hamill.  The compensation committee engaged Korn Ferry/Hay Group (“Hay Group”), a division of Korn Ferry International, as its independent compensation consultant in March 2016. The compensation committee’s independent compensation consultant provides recommendations to the compensation committee on the form and amount of director and executive officer compensation.  The CEO provides input with respect to executive officer compensation, other than for himself.  Where appropriate, the Vice President, Human Resources, the Chief Financial Officer, and the Senior Vice President, General Counsel & Secretary provide data, information and context, or propose recommendations regarding employee compensation for the benefit of the compensation committee.  Decisions on director and executive officer compensation are made by the compensation committee, or the Board, as appropriate, and typically outside of the presence of any impacted executive officers.

The compensation committee may, to the extent permitted by applicable laws, regulations and NASDAQ requirements, form and delegate any of its responsibilities to a subcommittee consisting of one or more members of the compensation committee.  To the extent permitted by law and stock exchange rules, the compensation committee may also delegate to one or more persons (who may or may not be directors) its authority to grant options or other stock-based awards to persons other than executive officers.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee typically oversees our director nomination and corporate governance matters, although these matters may be handled by the Board instead.  The nominating and corporate governance committee is governed by a written charter approved by our Board, a copy of which is available in the investor relations section of our website at www.unilife.com under the heading of “Governance.”

The nominating and corporate governance committee’s primary responsibilities under its charter are to:

•	identify individuals qualified to become Board members;
•	select, or recommend to our Board, director nominees for each election of directors;
•	develop and recommend to our Board criteria for selecting qualified director candidates;
•	consider committee member qualifications, appointment and removal;
•	recommend corporate governance principles, codes of ethics and compliance mechanisms applicable to us; and
•	provide oversight in the evaluation of our Board and each committee.

The nominating and corporate governance committee currently consists of William Galle (Chair), John Lund and Mary Katherine Wold.

Nominations Process and Director Qualifications

In evaluating candidates for directors proposed by directors, stockholders and/or management, the nominating and corporate governance committee or our Board considers the following factors, among others:

•	the committee’s views of the current needs of our Board for certain skills, experience or other characteristics;
•	the candidate’s background, skills, and experience; and
•	other characteristics and expected contributions of the candidate.

The nominating and corporate governance committee or Board considers the skills and characteristics needed in Board members to complement the skills of current members of our Board.  This assessment includes a review of diversity, age, international experience and skills (such as understanding of manufacturing, technology, finance and marketing).  We also seek directors who possess the highest personal and professional ethics, integrity and values, who are committed to representing the long-term interests of stockholders, and who have an inquisitive and objective perspective and mature judgment.  The Board may also consider other factors that it deems in the best interests of the Company or our stockholders.

In identifying director nominees, the nominating and corporate governance committee or our Board first evaluates the current members of our Board willing to continue in service.  Current members of our Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board with that of obtaining a new perspective.  If any member of our Board does not wish to continue in service or if the nominating and corporate governance committee or our Board decides not to re-nominate a member for re-election, the nominating and corporate governance committee or the Board identifies the desired skills and experience of a new nominee in light of these criteria.  Other than the foregoing, there are no specific, minimum qualifications that the nominating and corporate governance committee believes that a committee recommended nominee to our Board must possess.  The nominating and governance committee or our Board may engage a third party search firm to assist in identifying qualified candidates and may consider suggestions from our stockholders.  All nominees are evaluated based on the same criteria and by using the same process.  Stockholders may recommend individuals for consideration by following the procedures set forth in our bylaws.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee has ever been an executive officer or been employed by the Company or any of our subsidiaries, or has any relationship with us or our executives, other than their directorship and equity interests in us as disclosed in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”  During fiscal 2016, none of our executive officers served on the compensation committee or board of any other entity that had any executive officer who also served on our Board.

Code of Business Conduct and Ethics

Our Board has adopted a Business Conduct Policy, which meets the definition of a “code of ethics” under SEC rules.  This policy applies to all employees and directors.  A copy of the Business Conduct Policy is available in the investor relations section of our website at www.unilife.com under the heading of “Governance.”  We will disclose any amendment to, or waiver from, a provision of the policy that applies to any of our principal executive, financial or accounting officers in the investor relations section of our website.  No such waiver has been made during fiscal 2016.

Communications with Directors

Stockholders may communicate with our directors by transmitting correspondence by mail, facsimile or email, addressed as follows:

Chair of the Board

or Board of Directors

or [individual director]

c/o Stephanie Walters

250 Cross Farm Lane

York, Pennsylvania 17406 USA

Fax:  + 717 384-3402

Email Address:  stephanie.walters@unilife.com

All incoming communications are screened by our Secretary and transmitted to the intended recipient, absent safety or security issues.

DIRECTOR COMPENSATION

The following table provides information regarding the total compensation that we paid or awarded to our non-executive directors during fiscal 2016.  Directors who are also employees do not receive compensation for their services as directors.  Mr. Bosnjak, who is included in the tables below, retired from our Board in August 2015 after serving on our Board since 2003, including as Chairman between 2006 and 2013.  Dr. Kamarck, Ms. Crane and Mr. DeSisto were not members of our Board during fiscal 2016 and are not included in the table below.

Name	Fees Earned or Paid in Cash		Stock Awards	Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
	($)		($)(1)(2)	($)(3)	($)		($)
Mary Katherine Wold, Chair of the Board	108,000		30,800	—	—		138,800
Jeff Carter	60,310	(4)	30,800	5,729	86,725	(5)	183,564
William Galle	64,500		30,800	—	—		95,300
John Lund	93,664		30,800	—	—		124,464
Slavko James Joseph Bosnjak, former director	18,380	(6)	—	1,746	—		20,126
Harry A. Hamill(7)	52,044		30,800	—	—		82,844

(1)

The amount referenced is the grant date fair value of stock awards determined in accordance with ASC Topic 718.  See Note 4 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2016.

(2)

The aggregate number of stock awards issued to each director (except for Mr. Bosnjak) during fiscal 2016 was 3,500 shares.  Each director, except for Mr. Bosnjak, had 3,500 unvested RSUs as of the end of fiscal 2016. Mr. Bosnjak received no stock awards during fiscal 2016 and held no unvested stock awards at the end of fiscal 2016.

(3)	Represents statutory contributions of 9.5% of fees to a superannuation fund (i.e., pension) for Australian directors only.
(4)	This amount represents fees earned solely for serving as a director.
(5)

Represents amounts paid to Mr. Carter in connection with administrative and consulting services for us in Australia including serving as our ASX liaison.  We paid an additional US$44,873 to Mr. Carter’s consulting firm, all of which went to one of our former employees to assist Mr. Carter in performing these functions. The $86,725 which Mr. Carter received represents A$119,140 paid in Australian dollars.  Amounts were converted using the average exchange rate during the applicable period. See section entitled “Certain Relationships and Related Parties Transactions” for more information about fees earned as a consultant.

(6)	Mr. Bosnjak’s fees represent A$24,940 paid in Australian dollars. Amounts were converted using the average exchange rate during the applicable period.
(7)	Mr. Hamill joined the board in August 2015.

Compensation Program for Non-Executive Directors

We compensate our non-executive directors through a mix of cash and equity compensation.  We believe that our mix of pay gives us the ability to attract and retain highly qualified and diverse individuals to serve on our Board and aligns their interests with the interests of our stockholders.  Because our CDIs are listed on the ASX, any long-term equity incentive awards to our directors must be approved by our stockholders, in order to comply with ASX Listing Rules.

2015 Radford Peer Group and Director Compensation Review

Our compensation committee reviews our director compensation program periodically to determine whether the program remains appropriate and competitive, and recommends any changes to our Board for consideration and approval.  In June 2015, the compensation committee engaged Radford, an Aon Hewitt Consulting Company (“Radford”), its independent compensation consultant at that time, to review our peer group and evaluate non-executive director compensation as compared to our peers.  Following such review of our peer group, and considering criteria suggested by Radford, in July 2015 the compensation committee approved a peer group, with the new peers highlighted (companies removed from the peer group were ABIOMED, Inc., Accuray Incorporated, AngioDynamics, Inc., and Natus Medical Incorporated):

Abaxis, Inc.	Hansen Medical Inc.
Alphatec Holdings, Inc.	Harvard Bioscience, Inc.
Anika Therapeutics, Inc.	Heartware International, Inc.
Antares Pharma Inc.	Insulet Corporation
AtriCure, Inc.	Luminex Corporation
ATRION Corp	OraSure Technologies, Inc.
Cerus Corp	Quidel Corporation
CryoLife, Inc.	STAAR Surgical Company
Endologix Inc.	SurModics Inc.
Exactech, Inc.	Vascular Solutions Inc.
GenMark Diagnostics Inc.

With Mr. Bosnjak’s departure from the Board in August 2015 and Mr. Hamill’s appointment to the Board, the resulting committee assignments yielded a non-material increase in total director cash compensation expense of $3,500 above the amount paid in the fiscal year ended June 30, 2015 or fiscal 2015.  The compensation committee approved such increase in aggregate director cash compensation in September 2015.  The compensation committee also approved an equity grant to Mr. Hamill of 3,500 shares of restricted securities in connection with his appointment to the Board.  The non-material increase in total director cash compensation and this equity grant were in alignment with Radford’s recommendations, the Board’s cash compensation structure and past annual equity grants to then current directors, and were approved by stockholders at our annual meeting of stockholders on November 16, 2015.

2016 Hay Group Peer Group and Director Compensation Review

The compensation committee engaged a new compensation consultant in 2016.  After a search and review process, the compensation committee engaged Hay Group as its independent compensation consultant in March 2016.  Hay Group recommended changes in the peer group the compensation committee uses for comparison for evaluating both director and executive compensation.   Hay Group recommended a number of changes to the existing peer group based on factors such as the Company’s industry/sector, size, product comparability, business model, and talent market.

2016 Peer Group

With Hay Group’s recommendations and guidance, the compensation committee revised the peer group in 2016 and replaced six former peers with five new companies in order to better align with the factors for peer group consideration. The resulting peer group is shown below, with the new peers highlighted (companies removed from the peer group are Abaxis, Inc., Alphatec Holdings, Exactech, Inc., Heartware International, Inc., Luminex Corporation and Quidel Corporation).

Anika Therapeutics Inc.	Harvard Bioscience, Inc.
Antares Pharma Inc.	Insulet Corporation
AtriCure, Inc.	Iridex Corp.
ATRION Corp.	OraSure Technologies, Inc.
Cerus Corp.	pSivida Corp.
CryoLife, Inc.	Retractable Technologies Inc.
Endologix Inc.	STAAR Surgical Company
GenMark Diagnostics Inc.	SurModics Inc.
Glaukos Corp.	Utah Medical Products Inc.
Hansen Medical Inc.	Vascular Solutions Inc.

2016 Director Compensation Review

The compensation committee asked Hay Group to study director compensation and make recommendations on director compensation in light of current market conditions and the new peer group.

Cash Compensation

Our cash compensation program for directors is generally consistent with both Radford’s and Hay Group’s recommendations and aligned with peer group practices.  However, we did not implement Hay Group’s recommendation to increase annual cash retainers for non-executive directors by $5,000, from $35,000 to $40,000, because we concluded that it would be more appropriate to delay implementing this recommendation until such time as the Company’s financial performance improves or financial resources increase.  We pay annual retainer fees in monthly payments at the beginning of each month, do not pay meeting fees and do not provide retirement benefits (other than compulsory superannuation payments to our Australian director) or perquisites.

Below is the current cash fee structure for the independent members of our Board:

Board:
Annual retainer per director	$35,000
Chair of the Board fee (in addition to retainer)	$45,000
Audit Committee:
Annual retainer for chairperson	$25,000
Annual retainer for other members	$10,000
Compensation Committee:
Annual retainer for chairperson	$20,000
Annual retainer for other members	$9,000
Nominating and Corporate Governance Committee:
Annual retainer for chairperson	$11,000
Annual retainer for other members	$6,000

Because he is not an independent director, Mr. Carter is not a member of any Board committees.  However, Mr. Carter does attend certain committee meetings at the request of the committee members, provides our Board with additional accounting and financial expertise, and advises our Board on ASX listing rules and Australian Securities and Investment Commission requirements.  In the past, our Board paid Mr. Carter an additional annual retainer amount of $25,000 to compensate him for the additional time spent by him on these matters.  Mr. Carter has agreed to forego this fee going forward to help accommodate the addition of new directors without increasing aggregate director cash compensation. As an executive director, Mr. Ryan does not receive fees for his service as a director.  As an executive director, Mr. Shortall did not receive any fees for his service as a director.

With Mr. Galle’s anticipated departure from the Board and the appointments of Dr. Kamarck, Ms. Crane and Mr. DeSisto, committee assignments will change.  However, we have committed to making committee leadership and committee assignments to utilize effectively our independent directors without increasing the total aggregate cash compensation paid to our non-executive directors.

Expense Reimbursement

We reimburse all directors for their reasonable expenses in connection with their activities as members of our Board.

Equity Compensation

In fiscal 2016, the compensation committee sought information and recommendations on equity compensation for directors from Hay Group.  Hay Group evaluated our director compensation program in comparison with our updated peer group, and made findings and recommendations as follows:

•

our total director compensation and our total equity compensation for directors is below the peer group 25th percentile (based on the value at the time of the equity grants provided to directors in fiscal 2015); and

•	we need to increase our levels of equity compensation in order to retain and recruit director talent and align them with the long-term interests of our stockholders.

In the coming months, we will likely solicit stockholder approval for equity grants for our non-executive directors that are consistent with Hay Group’s recommendations.  However, we are not making this request to stockholders at this time.  Because our stock is trading at very low levels, in order to provide our non-executive directors with equity grants in alignment with Hay Group’s recommendations, we would have to grant more shares than we would at a higher share price, which would increase dilution.

Stock Ownership and Retention Guidelines for Non-Executive Directors

Stock Ownership Guideline

Under the stock ownership and retention guidelines for non-executive directors that was adopted in September 2013, each director is strongly encouraged to acquire and hold shares of our common stock having an aggregate value equal to five times a director’s annual base cash retainer, which further aligns our Board members with stockholders and which reflects good governance practices.  Our longer-tenured directors (Ms. Wold, Mr. Carter and Mr. Lund) comply with this stock ownership guideline and all of our newer directors have been made aware of this governance best practice and have been encouraged to comply within the grace period discussed below.  For purposes of this stock ownership guideline, directly and indirectly owned shares, unvested shares of restricted stock, and vested and unvested stock units are counted as shares owned, but unexercised stock options are not.  Directors are expected, to the extent possible based on the then current price of our common stock, to achieve their ownership goal within three years of the director’s appointment to our Board.

Although this guideline does not constitute a mandatory time-based holding period, in order to achieve this stock ownership standard at a share price of $1.73 per share, which was the closing price of our shares of common stock on October 20, 2016, a non-executive director would have to hold his or her shares for longer than twenty-nine years from adoption or appointment, assuming an annual equity grant of 3,500 shares of common stock per year, which is the number of shares our directors received in each of the past three fiscal years.  As such, this guideline promotes director stock ownership in a manner that is even more protective of stockholders than what is typically considered a governance best practice. As discussed in the section titled “2016 Director Compensation Review,” we will likely solicit stockholder approval for equity grants to our non-executive directors in the coming months.   We will likely re-evaluate whether the stock retention guideline of five times a director’s annual base cash retainer is appropriate at that time.

This stock ownership guideline applies to the minimum number of shares that have an aggregate fair market value equal to the director’s ownership goal on the date that his or her ownership interest first meets the applicable ownership goal.  Upon meeting the ownership goal, that number of shares becomes fixed and ownership of that number of shares must be maintained until the end of the director’s service on our Board.  A director’s ownership goal will not change as a result of changes in his or her annual cash compensation or fluctuations in the price of our common stock.

To facilitate achievement of the ownership goal, until the ownership goal is achieved, the director is expected to retain all of the “net gain shares” resulting from the exercise of stock options, the grant of vested shares, or the vesting of restricted stock or stock units granted under our equity incentive plans.  “Net gain shares” means the net number of shares remaining after reduction by the number of shares of common stock that the director would need to sell to cover the exercise price and taxes owed with respect to the grant, exercise or vesting event (assuming, for this purpose, a flat 40 percent tax rate and sale of shares at the closing price on the date of the taxable event).

Stock Retention Guideline

To further align the interests of the non-executive directors with those of our stockholders, in addition to satisfying the ownership goal described above, a further retention requirement applies to shares acquired from us by each director.  Sixty percent of all net gain shares that are issued to the director after his or her achievement of the ownership goal, which net gain shares result from the exercise of stock options, the grant of vested shares, the vesting of restricted stock or the settlement of stock units granted under our equity incentive plans, and are not otherwise subject to the ownership goal are expected to be held until the end of the director’s service on our Board.  This retention guideline applies to net gain shares that arise in connection with stock options, restricted stock awards and stock units outstanding as of the date the guideline was adopted by our Board in September 2013 and to stock-based awards granted after that date.

Waiver and Modification of Guidelines

These stock ownership and retention guidelines may be waived at the discretion of a majority of the members of the compensation committee in the event compliance would place severe hardship on a director or prevent a director from complying with a court order, such as in the case of divorce settlement; provided, however, that a member of the compensation committee may not cast a vote on his or her own waiver request.  It is expected that these instances of waiver requests will be rare.  No waivers have been granted to date.

Our Board may, upon recommendation of the compensation committee, amend or modify these stock ownership and retention guidelines at any time, in whole or in part.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee is directly responsible for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm.  In making its determination regarding whether to appoint or retain a particular independent registered public accounting firm, the audit committee takes into account the views of management.

The audit committee has appointed KPMG as our independent registered public accounting firm for the fiscal year ending June 30, 2017.  KPMG has acted in such capacity since its appointment in March 2010.  The audit committee has considered whether KPMG’s provision of services, other than audit services, is compatible with maintaining independence as our independent registered public accounting firm and determined that such services are compatible.

Although ratification by stockholders is not a prerequisite to the ability of the audit committee to select KPMG as our independent registered public accounting firm, we believe such ratification to be desirable.  Accordingly, stockholders are being requested to ratify, confirm and approve the selection of KPMG as our independent registered public accounting firm for the fiscal year ending June 30, 2017.  If the stockholders do not ratify the selection of KPMG, the selection of the independent registered public accounting firm will be reconsidered by the audit committee; however, the audit committee may select KPMG notwithstanding the failure of the stockholders to ratify its selection.  If the appointment of KPMG is ratified, the audit committee will continue to conduct an ongoing review of KPMG’s scope of engagement, pricing and work quality, among other factors, and will retain the right to replace KPMG at any time.

Representatives of KPMG are expected to be present at the annual meeting, with the opportunity to make a statement if the representatives desire to do so.  It is also expected that they will be available to respond to appropriate questions.

Fees Paid

During fiscal 2016, the Company incurred increased audit fees for services performed by KPMG as a result of the Investigation and in evaluating other matters such as transactions the Company entered into during fiscal 2016. The following table sets forth the fees for services provided by KPMG with respect to fiscal 2016 and fiscal 2015.

	2016	2015
Audit Fees(1)	$2,175,000	$587,000
Audit-Related Fees(2)	121,000	234,000
Tax Fees(3)	28,000	28,879
All Other Fees(4)	2,250	—
Total Fees	$2,326,250	$849,879

(1)

Audit fees include amounts for professional services in connection with the integrated audit of our consolidated financial statements, review of our consolidated financial statements included in our Quarterly Reports on Form 10-Q and the audit of our internal control over financial reporting as required by the Sarbanes-Oxley Act of 2002. In addition, audit fees include amounts for professional services related to accounting and reporting consultations and professional services in connection with the Investigation.

(2)	Audit-related fees include amounts for professional services in connection with the review of our SEC registration statements.
(3)	Tax fees include amounts paid for professional services in connection with tax compliance, tax advice and tax planning.
(4)	All other fees represent annual subscription fees for an online accounting research tool.

Audit Committee’s Pre-Approval Policy

The audit committee approves in advance the engagement of the independent registered public accounting firm for all audit services and non-audit services.  The audit committee may delegate authority to pre-approve audit or non-audit services to one or more of its members.  Any pre-approval authorized by a member of the audit committee to whom authority has been delegated must specify clearly in writing the services and fees approved by such member.  Any member to whom such authority is delegated must report any pre-approval decisions made under such delegated authority to the audit committee at its next scheduled meeting.  All of the fiscal 2015 and fiscal 2016 fees paid to the independent registered public accounting firm described above were pre-approved by the audit committee in accordance with the pre-approval policy.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 2.

REPORT OF THE AUDIT COMMITTEE

The audit committee of our Board is composed of John Lund (Chairman), Mary Katherine Wold and Harry A. Hamill.  The audit committee members are not professional accountants or auditors. (Although Messrs. Lund and Hamill are certified public accountants, they currently do not work as accountants or auditors).  Management has the primary responsibility for preparing the financial statements and designing and assessing the effectiveness of our internal control over financial reporting.  Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and the internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations.  In this context, the audit committee has reviewed and discussed with management the audited financial statements included in our Annual Report on Form 10-K for fiscal 2016 filed with the SEC.

The audit committee also has discussed with KPMG the matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board, or the PCAOB.

The audit committee has received the written disclosures and the letters from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the audit committee concerning independence and has discussed with KPMG their independence.

Based on the audit committee’s review and discussions with management and KPMG, the audit committee recommended that our Board include the audited consolidated financial statements in our Annual Report on Form 10-K for fiscal 2016 filed with the SEC.

THE AUDIT COMMITTEE
John Lund (Chairman)
Mary Katherine Wold
Harry A. Hamill

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages, except for Mr. Ryan, whose biography is included under the heading “Proposal No. 1 — Election of Directors”:

David Hastings (age 55).  Mr. Hastings, CPA (inactive), has served as our Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer since July 2016.  He has served as our Senior Vice President and Chief Financial Officer since February 2015.  Prior to joining Unilife, Mr. Hastings served as Executive Vice President and Chief Financial Officer of Incyte Corporation, a pharmaceutical company, from 2003 through 2014.  From February 2000 to September 2003, Mr. Hastings served as Vice President, Chief Financial Officer, and Treasurer of ArQule, Inc., or ArQule.  Prior to his employment with ArQule, Mr. Hastings was Vice President and Corporate Controller at Genzyme, Inc., or Genzyme, where he was responsible for the management of the finance department.  Prior to his employment with Genzyme, Mr. Hastings was the Director of Finance at Sepracor, Inc. (now known as Sunovion Pharmaceuticals, Inc.), or Sepracor, a pharmaceutical company, where he was primarily responsible for Sepracor’s internal and external reporting.  Mr. Hastings received his B.A. in Economics at the University of Vermont.

Ian Hanson (age 43).  Mr. Hanson has served as our Senior Vice President and Chief Operating Officer since July 2016 and has served as our Senior Vice President and General Manager, Advanced Drug Delivery Systems since November 2014.  From October 2012 to November 2014, Mr. Hanson served as our Vice President and General Manager, Advanced Drug Delivery Systems, and from July 2011 until October 2012, Mr. Hanson served as our Director, Advanced Drug Delivery Systems.  Prior to joining Unilife, Mr. Hanson served in the roles of Senior Engineering Manager, Manager, and Lead of Advanced Engineering & Systems Department of Medtronic Diabetes during the period from March 2003 to July 2011.  From May 2000 to March 2003, Mr. Hanson held various engineering roles in external mechanical research and development for Medtronic Diabetes.  Prior to that, Mr. Hanson served as Chief Engineer for Inca One Corporation.  Mr. Hanson holds a Bachelor’s degree of Mechanical Engineering from California Polytechnic State University and a Master’s degree in Mechanical Engineering from the University of California at Los Angeles.

Michael C. Ratigan (age 48).  Mr. Ratigan has served as our Senior Vice President and Chief Commercial Officer since August 2012 and as our Vice President, Commercial Development from April 2011 until August 2012.  Prior to joining Unilife, he served as the Commercial Development Director for Self-Administration of Injectable Systems (SAIS) at Becton Dickinson.  Prior to this, he also held the additional role of Director of Sales (Prefilled Syringes) for North America, where he led the prefilled syringe commercial organization responsible for sales, customer service and commercial development.  Mr. Ratigan was a member of the Strategic Marketing Team and served as Group Product Manager at Stryker Orthopedics where he was responsible for business planning, marketing, commercial product launch and sales support for multiple product lines.  Mr. Ratigan holds a B.S. degree in Marketing from Boston College.

Stephanie Walters (age 39).  Ms. Walters has served as our Senior Vice President, General Counsel and Secretary since July 2016 and, from July 2014 until her recent appointments in July 2016, served as our Associate General Counsel and Assistant Secretary.  Prior to joining the Company, from January 2010 to July 2014, Mr. Walters served as an Assistant General Counsel at Aramark Corporation.  Ms. Walters served as an Associate at Pepper Hamilton LLP from September 2005 to January 2010.  Prior to law school, Ms. Walters served as a Legislative Assistant on the U.S. Senate Judiciary Committee.  Ms. Walters received a J.D. from Temple University, Beasley School of Law, and an A.B. with honors from Harvard College.  Ms. Walters is a member in good standing of the bar of Pennsylvania.

Molly Weaver (age 36).  Dr. Weaver has served as our Vice President, Corporate Quality and Regulatory Affairs and Chief Compliance Officer since July 2016.  She joined Unilife in 2011, initially serving as a Manager, Advanced Drug Delivery Systems.  She also held roles as Director and as Vice President and General Manager, Advanced Drug Delivery Systems.  Prior to joining Unilife, she was a Core Team Leader, Self-Injection, with Becton Dickinson Pharmaceutical Systems where she was responsible for a portfolio of existing technologies and future customizations for a range of commercial and clinical phase pharmaceutical partners.  Dr. Weaver holds a Ph.D. in Mechanical Engineering and Materials Science from Duke University, and a Sc.B. in Biomechanical Engineering from Brown University.

RISK MANAGEMENT AND INCENTIVE COMPENSATION

Our compensation committee has reviewed our compensation systems and has determined that it is not reasonably likely that risks arising from our compensation policies and practices would have a material adverse effect on us for the following reasons:

•

All financial and operational performance objectives of our annual cash performance incentive and stock-based grant programs are reviewed and approved by our compensation committee and Board, as appropriate, to ensure that they are focused on business activity and metrics that advance our stockholders’ interests and do not encourage excessive or potentially damaging risk-taking.

•

All financial and operational performance objectives of our annual cash performance incentive and stock-based grant programs are designed to incent and reward performance that is related to creating stockholder value, improving financial performance, ensuring customer satisfaction and/or driving ongoing cost containment.

•

The amount of annual cash performance incentive compensation is not set at such an aggressive level that it would induce bonus-eligible employees to take inappropriate risks that could threaten our financial and operating stability and does not contain highly leveraged payout curves or uncapped payouts.

•

In fiscal 2016, no named executive officer received more than 100% of target bonus, which bonus payment was based on calendar 2015 performance.  For the fiscal year ending June 30, 2017, bonus payments under our annual cash performance incentive program are subject to both Company and individual performance, are capped at 200% of target award amounts and are contingent on the Company’s financial and cash position.

•

Our adoption of stock ownership guidelines for executive officers aligns their long-term interests to our stockholders, and our claw-back policy is intended to prevent executive officers from benefiting from misstated financial results.

COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Discussion and Analysis (“CD&A”) covers the following topics in detail, with the goal of providing stockholders with a complete understanding of our executive compensation program, process, and associated decisions related to fiscal 2016:

•	Executive Summary;
•	Compensation Strategy, Philosophy, and Objectives;
•	Compensation Decision Making Process;
•	Compensation Elements and Actions;
•	Executive Employment and Severance Agreements; and
•	Compensation Governance.

Our fiscal year begins on July 1st and ends on June 30th of each year.  Thus, all references to “fiscal 2016” mean the period that spans July 1, 2015 to June 30, 2016.

EXECUTIVE SUMMARY

Named Executive Officers for Fiscal 2016

In accordance with SEC requirements, the Company’s named executive officers (“NEOs”) and their respective titles as of June 30, 2016 were:

John C. Ryan	Interim President & Chief Executive Officer, Senior Vice President, General Counsel & Secretary

David Hastings	Senior Vice President & Chief Financial Officer

Ian Hanson	Senior Vice President & General Manager, Advanced Drug Delivery Systems

Michael C. Ratigan	Senior Vice President & Chief Commercial Officer

Dennis P. Pyers	Senior Vice President, Controller, Treasurer & Chief Accounting Officer

Alan D. Shortall	Former Chairman & Chief Executive Officer (departed March 2016)

Ramin Mojdeh	Former President & Chief Operating Officer (departed March 2016)

The Company’s executive officers for fiscal 2017 are:

John C. Ryan	President & Chief Executive Officer

David Hastings	Senior Vice President, Chief Financial Officer, Chief Accounting Officer & Treasurer

Ian Hanson	Senior Vice President & Chief Operating Officer

Michael C. Ratigan	Senior Vice President & Chief Commercial Officer

Stephanie Walters	Senior Vice President, General Counsel & Secretary

Molly Weaver	Vice President, Corporate Quality and Regulatory Affairs & Chief Compliance Officer

Business Highlights During and Since Fiscal 2016

As discussed above, fiscal 2016 was a year of transition to a new leadership team and refocusing of our business strategy.  During and since the end of fiscal 2016, we accomplished the following:

Business Focus & Customers	Cost Reduction & Internal Controls	Talented & Experienced Team

üRefocused product development and operations staff on our wearable injectors business

üEntered into a strategic collaboration with Amgen for Amgen’s use of the Company’s injectable drug delivery systems with Amgen’s product portfolio

üFulfilled commitments to existing wearable injector customers and continued the process of negotiating new programs for wearable injectors

üReduced and reorganized our workforce to support our new business focus on wearable injectors

üSubleased a portion of our King of Prussia, Pennsylvania office space

üCommenced negotiations related to contracts for non-wearable injector products to wind down the Company’s activities under those contracts

üCommenced a remediation process to address the Material Weaknesses

üAppointed a new President & Chief Executive Officer (“CEO”)

üSeparated the role of Chair and CEO by appointing lead independent director, Ms. Wold, as Chair

üAppointed 3 new independent directors to strengthen our Board

üAppointed the head of our wearable injector product line as our new Chief Operating Officer (“COO”)

üFormed a new Executive Leadership Team (“ELT”) that includes our CEO, COO, Chief Financial Officer (“CFO”) and our Senior Vice President & Chief Commercial Officer

üAppointed new executive officers from our team of experienced executives, including a new General Counsel & Secretary and a new head of Quality and Regulatory & Chief Compliance Officer

üFormed a Senior Management Team of executives and key functional leaders to inform and support the ELT

Key Compensation Governance Attributes

Response to Fiscal 2015 “Say on Pay” Advisory Vote

We last held our annual meeting of stockholders on November 16, 2015.  At that meeting, approximately 80.6% of our stockholders casting votes on our fiscal 2015 “Say on Pay” proposal voted in favor of that proposal.  We believe that this vote demonstrates that our stockholders are generally supportive of our executive compensation practices.  However, we have continued to refine our compensation practices in response to stockholder feedback and to adopt best practices from peer companies.

Key enhancements made during and since the end of fiscal 2016 are highlighted below:

Actions Taken

✓ Revised our proxy statement, including our CD&A, to supplement narrative descriptions with easily understood tables;

✓ Retained a new compensation consultant, Hay Group, and updated our peer group;

✓ Prohibited hedging and pledging of Company securities;

✓   Revised our annual cash performance incentive plan to cap payment at 200% of target award amounts, supplemented individual performance goals with Company-performance goals, and prohibited guaranteed bonus payments;

✓ Eliminated executive car allowances, and limited all cash severance payments to no more than 2x salary and bonus;

✓   The new employment agreement for our President & CEO does not provide for accelerated vesting of performance vested equity upon a severance event, does not include single-trigger vesting upon change in control and does not contain excise tax gross up provisions; and

✓ Scaled compensation for executive officers to fit the market for companies our size and have generally targeted base salary to levels at or around the median.

COMPENSATION STRATEGY, PHILOSOPHY AND OBJECTIVES

During and since the end of fiscal 2016, we have updated our compensation strategy, philosophy and objectives to reflect changed business circumstances and best practices from peer companies.

Strategy:  Our compensation strategy to offer competitive compensation packages to attract and retain the executive talent needed to grow our business while scaling our compensation to our resources supports our overall objective of managing Company assets prudently while delivering value and sustainable growth to our stockholders.

•	Competitive compensation is needed to induce executive and employee talent to join and stay with Unilife.
•	Emphasis on pay for performance with performance-based variable compensation induces executives and employees to produce results.

Philosophy:  We believe in a pay for performance compensation model whereby a significant portion of every executive officer’s compensation is not guaranteed, but rather is contingent on both Company and individual performance.

•

We have revised our annual cash compensation program to introduce Company goals, which carry greater weight than individual goals, and have reestablished that payment is not guaranteed, but rather is contingent upon performance and the Company’s cash and financial position at the time of payout.

•	Going forward, we intend to increase use of performance-contingent vesting provisions to supplement time-based vesting of equity grants for retention of key personnel.

Objectives:  The overarching objective of our executive compensation program is to attract, motivate and retain the talent necessary to execute our strategic plan successfully, while managing Company resources prudently and delivering sustainable growth and value to our stockholders.

•

Although we set our overall total target direct compensation at a competitive level, based on an updated peer group, which is comparable in size and stage of development, we are scaling compensation to reflect Company resources and financial performance.

•	We reward our executives for achieving sustainable results that increase long-term stockholder value.
•

We vary our compensation to reflect individual performance, ability to impact results, scope of responsibility and competitive demand for proven executive talent, while making prudent use of Company resources.

COMPENSATION DECISION MAKING PROCESS

A well-designed, implemented and communicated executive compensation program is important to the success of our Company.  As such, the compensation committee works closely throughout the year with its consultant and management to monitor the effectiveness of the program design.  To ensure the process is robust and effective, each group has a specific role in the process.

Compensation Committee

The compensation committee is responsible for the oversight of compensation and benefits for our executive officers.  All three members of the compensation committee are independent.  The compensation committee’s primary objective is to design and administer an executive compensation program that is:

•	aligned with our business and leadership strategy;
•	consistent with our compensation strategy, philosophy, and objectives; and,
•	informed by market practices, investor views, and other relevant factors, including our Company’s business results and financial resources.

The compensation committee reviews compensation levels for all executive officers.  The compensation committee also makes all final compensation decisions regarding our executive officers.  Details of the compensation committee’s authority and responsibilities are specified in the compensation committee’s charter, which is available in the “Governance” section of the Company’s website at www.unilife.com.

Management

The CEO provides input and recommendations as to the compensation of executive officers, other than himself, to the compensation committee.  Where appropriate, additional members of management provide data, information, and context, or propose recommendations regarding program design for the benefit of the compensation committee.  Final decisions affecting executive officer compensation are made by the compensation committee, and typically outside of the presence of any impacted executive officers.

Independent Compensation Consultant

Our compensation committee retains an independent compensation consultant to assist the compensation committee in its deliberations.  The compensation committee has sole authority to engage and retain the independent consultant, and directly oversees the work performed by, and the compensation of, the consultant.  Radford, an Aon Hewitt Consulting Company (“Radford”), served as the compensation committee’s consultant following our 2012 annual meeting of stockholders to March 2016.  Radford’s role was to assist the compensation committee in reviewing our director and executive compensation programs and practices from a market perspective, and to provide information and advice with respect to cash and equity compensation for certain executive officers.  We also use Radford’s Global Life Sciences Survey to benchmark compensation for executives and other employees.

The compensation committee elected to engage a new compensation consultant in 2016.  After a search and review process, the compensation committee engaged Hay Group as its independent compensation consultant in March 2016.  Hay Group reports to the Chair of the compensation committee and has direct access to the other members of the compensation committee. The compensation committee also authorizes the consultant to share with, request and receive from management certain specified information in order to prepare for meetings with, and respond to requests from, the compensation committee. Hay Group advised the compensation committee on matters related to the peer group, executive and director compensation, equity usage strategy, executive employment agreements and other matters related to promoting strong corporate governance practices.

Market Factors Considered

2016 Peer Group

With Hay Group’s recommendations and guidance, the compensation committee revised the peer group in 2016.  For more information about our 2015 and 2016 peer groups, see the section above entitled “Director Compensation.”

Benchmarking

To supplement peer company data, where sufficient peer level information is not available, the compensation committee uses data from the Radford Global Life Sciences Survey, a survey that includes data for hundreds of positions from over two thousand domestic and international life sciences companies.  Specifically, the compensation committee used data from a subset of Radford Life Sciences Survey data for the United States and companies with less than 150 employees.

The compensation committee reviews compensation with the independent consultant on an ongoing basis.  In early 2016, management conducted a comprehensive competitive assessment of the entire workforce to ensure that compensation was both competitive and appropriate for a company our size.  The compensation committee reviewed the results of that assessment and made adjustments, as appropriate, upon the recommendation of management and the independent consultant.  In addition, for certain prospective new hire candidates and significant executive promotions, the compensation committee reviews data and information from the same benchmarking sources and uses that information as a factor in the development of candidate compensation offers.

Internal Factors Considered

In arriving at its decisions on compensation for executive officers the compensation committee takes into account the market data discussed above, as well as several internal factors.  Such factors include:

•	our compensation strategy, philosophy, and objectives;
•	criticality of position;
•	current and past compensation levels of executive officers;
•	relative compensation levels across the executive team;
•	existing levels of stock and option ownership;
•	previous grants of stock options, RSAs and RSUs and the associated vesting schedules and retentive value; and
•

individual value factors specific to each executive officer, such as experience, performance, demonstrated leadership, specialized expertise, and the ability to advance the Company in alignment with stockholder interests.

COMPENSATION ELEMENTS AND ACTIONS

Compensation Mix

The compensation committee, with assistance from its independent compensation consultant and management, has developed a comprehensive executive compensation program consisting of a number of compensation elements.  There is no pre-established policy for allocation of compensation between cash and non-cash components or between short-term and long-term components.  Instead, the compensation committee determines the mix of compensation for each executive officer based on its review of competitive data and the compensation committee’s subjective analysis of that individual’s performance and contribution to our performance.  The key elements of our executive compensation program are summarized in the table below:

COMPONENT	DESCRIPTION	PURPOSE
Base Salary

Base salaries are established at the time of hire based on factors described in the section entitled Compensation Decision Making Process above.  They are reviewed on an annual basis relative to competitive benchmarking, position scope, performance and contributions made in the prior year.

To provide a fixed compensation amount to each executive officer in return for performance of core job responsibilities.

Annual Cash Performance Incentive Program

The annual cash performance incentive program offers our executive officers the opportunity to earn a performance-based annual cash award based on both Company and individual performance, contingent on the Company’s financial position at the time of payout.

To reward executive officers for achieving pre-established financial and strategic goals that are critical to short-term success and stockholder value creation over the long-term.

Long-Term Equity Incentive Compensation:	Types of equity-based compensation that may be used are described below and include stock options, restricted stock awards, restricted stock units, and performance stock units:	To foster alignment with stockholders and motivate achievement of financial and strategic goals that support long-term stockholder value creation.

Stock Options

Stock options provide direct pay for performance alignment with stockholder value creation.  They only have value to the recipient when the share price appreciates and service-vesting requirements are met.  Stock options provide our executive officers with long-term reward opportunities, which are at-risk based on share price performance.  They also serve as a retention tool for the Company based on a vesting period, which is typically three years.

Restricted Stock Awards and Restricted Stock Units

Restricted stock awards (“RSAs”) and restricted stock units (“RSUs”) provide the Company with a long-term retention tool for executive talent.  They only have value to recipients as time-based service restrictions lapse over the award’s vesting period (typically three years).  They represent less risk to recipients than options as each RSA or RSU always has the full value of a share of Unilife’s common stock.  RSAs/RSUs also contribute to our NEOs meeting stock ownership guidelines.

Performance Stock Units

Performance stock units (“PSUs”) have value to recipients only when selected performance measures are met and time-based vesting requirements are satisfied.  This directly aligns their delivery with the achievement of financial and strategic results that the Company believes will translate to stockholder value over time.

Broad-Based Benefits Programs and Perquisites

All fulltime employees, including our executive officers, may participate in our health and welfare benefits programs, including medical, dental and vision care coverage, long-term disability and life insurance coverage, and our 401(k) plan.

We do not have a defined benefit or pension plan and do not have an executive retirement plan.

We have eliminated perquisites, which are not received by the workforce at large, such as car allowances.

Provide a competitive benefits package to attract and retain highly qualified leaders while making prudent use of Company resources.

Base Salary

No changes were made to the base salaries of our NEOs during fiscal year 2016.  However, due to the Company’s financial condition in the second quarter of fiscal 2016, most of our NEOs voluntarily reduced their base salaries by 50-100% during the closing months of calendar year 2015.  The annualized 2015 and 2016 base salaries of our NEOs (without taking into account the impact of such temporary salary reductions) were as follows:

Name	Title	2016 Base Salary	2015 Base Salary	% Change
John C. Ryan	President & Chief Executive Officer, formerly, Interim CEO and Senior Vice President, General Counsel & Secretary	$375,000	$375,000	—
David Hastings	Senior Vice President, Chief Financial Officer, Chief Accounting Officer & Treasurer	$380,000	$380,000	—
Ian Hanson	Senior Vice President & Chief Operating Officer	$300,000	$300,000	—
Michael C. Ratigan	Senior Vice President & Chief Commercial Officer	$330,000	$330,000	—
Alan D. Shortall	Former Chairman & Chief Executive Officer, departed March 2016	$420,000	$420,000	—
Ramin Mojdeh	Former President & Chief Operating Officer, departed March 2016	$420,000	$420,000	—
Dennis P. Pyers	Former Senior Vice President, Controller, Treasurer & Chief Accounting Officer (February 2015 to July 2016 when transitioned to Senior Advisor, Special Projects)	$300,000	$300,000	—

The base salaries of the current NEOs for fiscal 2017, as compared to fiscal 2016 are as follows:

Name	Title	2017 Salary	2016 Salary	% Change
John C. Ryan	President & Chief Executive Officer	$450,000	$375,000	20%
David Hastings	Senior Vice President, Chief Financial Officer, Chief Accounting Officer & Treasurer	$380,000	$380,000	—
Ian Hanson	Senior Vice President & Chief Operating Officer	$350,000	$300,000	16.7%
Michael C. Ratigan	Senior Vice President & Chief Commercial Officer	$350,000	$330,000	6%

The compensation committee received guidance and recommendations from Hay Group in making these fiscal 2017 increases to base salary for our NEOs.  Hay Group recommended these increases based on NEO role changes, as applicable, and Hay Group’s review of peer group data, supplemented by data from the Radford Global Life Sciences Survey, using data from the United States and companies with less than 150 employees.  The resulting NEO base salaries are in alignment with the market for these positions for companies our size and in our industry.  For more information, see the “Compensation Decision Making Process” section above.

The compensation committee recommended that Mr. Ryan’s fiscal 2017 salary be raised by 20% to a level that is around the 25th percentile for CEOs in our updated peer group.  Furthermore, the compensation committee recommended this increase in Mr. Ryan’s base salary to the entire Board, which approved this pay increase as appropriate given his increased responsibilities, his critical role in the Company’s exploration of strategic alternatives and entry into the strategic collaboration with Amgen, and his continued leadership following the closing of that transaction.

Our CEO made recommendations to the compensation committee, based on recommendations made by Hay Group, for Messrs. Hanson and Ratigan.  The compensation committee approved these increases in base salary for the following reasons:

•

Mr. Hanson’s 16.7% increase in base salary is appropriate given his promotion to Chief Operating Officer and his responsibilities on the Executive Leadership Team for overall leadership of the Company and for operations of all product lines and his success in securing an important new customer contract for wearable injectors.  His compensation is also at the 50th percentile of the market for an executive with his specific area of responsibility.

•

Mr. Ratigan’s 6% increase in base salary is appropriate given his increased responsibility for overall leadership as a member of the Executive Leadership Team and his work during the strategic process which resulted in an important customer contract for wearable injectors.  The resulting salary is slightly above the 50th percentile of the market for comparable executives.

Annual Cash Performance Incentives

For fiscal 2016, we used a calendar year performance period for setting goals, evaluating performance, and making bonus awards.  We did not have a formal written plan for this program, but instead, targeted cash incentive opportunities based on each NEO’s offer letter or employment agreement.  Fiscal 2016 is the last fiscal year for which the compensation committee will approve the payout of bonuses for executive officers based on calendar year, individual performance.  Beginning with fiscal 2017, we are converting to a fiscal year performance period to align rewards with fiscal year performance.  We are also implementing changes to our annual cash performance incentive program, by incorporating corporate goals, instead of using all individual goals, placing greater weight on corporate goals versus individual goals (60/40, respectively), and confirming that payout is contingent on both performance and the Company’s financial position at the time of bonus payout.  Depending on the Company’s performance and financial position at the time of bonus payout, we may pay full, partial or no bonuses to bonus eligible employees.  We are also capping cash payments at 200% of target award amounts.

Our compensation committee establishes the corporate goals and Key Performance Indicators (“KPIs”) against which our CEO and other executive officers are measured for each fiscal year, based on recommendations made by our CEO (other than with respect to his own compensation) and other members of management and feedback from our independent compensation consultant.  Our CEO provides the compensation committee with a review of the performance of our executive officers other than the CEO and makes recommendations to the compensation committee as to the level of cash incentive to be paid based on their performance.  Our compensation committee evaluates the performance of each executive officer and determines the amount of any annual incentive compensation earned by the executive officer.

For calendar year 2015, the annual cash performance bonus opportunity for our NEOs was expressed as a percentage of base salary, subject to achievement of KPIs.  The target percentages for calendar year 2015 performance were as follows:

Name and Title(1)	% of Base Salary
John C. Ryan, President & Chief Executive Officer	40%
David Hastings, Senior Vice President, Chief Financial Officer, Chief Accounting Officer & Treasurer	50%
Ian Hanson, Senior Vice President & Chief Operating Officer	40%
Michael C. Ratigan, Senior Vice President & Chief Commercial Officer	40%
Alan D. Shortall, Former Chairman & Chief Executive Officer	100%
Ramin Mojdeh, Former President & Chief Operating Officer	80%
Dennis P. Pyers, Former Senior Vice President, Controller, Treasurer & Chief Accounting Officer	40%
(1)	Titles reflect status as of the date of this filing.

The compensation committee approved KPIs for our former NEOs for calendar 2015 based on the following qualitative goals, as personalized for each NEO’s area of responsibility:

•	Commencing sales shipments to certain customers.
•	Completing all activities to render certain production lines operational.
•	Commencing delivery of fully customizable, wearable injector shipments to a certain customer.
•	Enhancing relations with institutional stockholders.
•	Ensuring continued access to capital to fund business growth.
•

Building stockholder value through enhanced capitalization, financial accountability, good corporate governance, prudent risk management, sound compliance practices, new product development and commercial expansion.

Although our NEOs continued to drive achievement of these goals, the focus expanded during the first quarter of fiscal 2016 as our NEOs began supporting the strategic process while also reducing costs.  In October 2016, our compensation committee approved an annual cash performance incentive program, which, among other things, establishes corporate level goals for our executive officers tied to fiscal year performance.  This annual cash performance incentive program does not include financial metrics (e.g., revenue or EBITDA) due to the stage of our business development and instead, establishes the following corporate level goals for our executive officers which are weighted 60%, in addition to individual goals which are weighted 40%:

•

Business Focus:  Rapidly evaluate and streamline the business to focus on highest value business opportunities in the wearable/auto-injector business, explore opportunities to renegotiate, divest, license or sell technology and contracts for other products, and improve business planning, review and reporting.

•

Cost Reduction:  Rapidly evaluate and streamline the workforce in support of business plans, explore opportunities to reduce costs by reducing the space used in King of Prussia and York, eliminating executive perquisites, negotiating better terms for all other goods and services, and eliminating waste and unnecessary expenses, and by remediating any material weaknesses and enforcing internal controls over Company assets and spending.

•

Customer Relationships:  Execute on existing wearable injector customer contracts and evaluate new customer opportunities based on revenue opportunity, execution risk, and ability to achieve cash flow positive status in the near-term.

Target cash bonus percentages for our fiscal 2016 NEOs who are also executive officers in fiscal 2017 are as follows:

Name and Title	% of Base Salary
John C. Ryan, President & Chief Executive Officer	60%
David Hastings, Senior Vice President, Chief Financial Officer, Chief Accounting Officer & Treasurer	50%
Ian Hanson, Senior Vice President & Chief Operating Officer	40%
Michael C. Ratigan, Senior Vice President & Chief Commercial Officer	40%

Payment of 2016 Annual Cash Performance Bonuses for Calendar Year 2015 Performance and Other One Time Bonus Payments

In July 2015, the compensation committee approved the payment of a $125,000 cash bonus to Dr. Mojdeh in recognition of his leadership in the development of a new product, sales shipments to customers, and his role in a successful equity offering in February 2015.  The compensation committee approved payment of this bonus, which constituted early partial payment of his calendar 2015 annual bonuses, as a retention measure.

In March 2016, the compensation committee approved full payment of annual cash performance incentive bonuses to all executive officers (other than Mr. Shortall and Dr. Mojdeh), in order to reward such executive officers for their efforts throughout the strategic process, to incentivize and retain their services through the transition to new executive leadership and build morale, for executing a major customer contract with Amgen, and otherwise meeting 2015 KPIs.  The compensation committee also approved, in March 2016, special one-time bonuses for Mr. Hanson in the amount of $103,570 and for Mr. Ratigan in the amount of $152,722 in recognition of their new roles as NEOs and to satisfy tax obligations which arose upon the vesting of restricted shares of Company common stock in 2015.  Neither Mr. Hanson nor Mr. Ratigan received cash as a consequence of these bonus payments, as the bonus amounts were used to discharge those tax obligations.

In July 2016, the compensation committee approved transaction bonuses to certain NEOs for their contributions to the strategic process and the Amgen transaction.  In July 2016, the compensation committee approved the payment of a $400,000 cash bonus to Mr. Ryan and a $300,000 cash bonus to Mr. Hastings in recognition of their critical role in the Company’s exploration of strategic alternatives and entry into the strategic collaboration with Amgen and their continued leadership following the closing of that transaction.  Fifty percent of these transaction and retention bonuses was paid on or around July 28, 2016 and fifty percent will be paid on December 15, 2016.  The December payments are contingent on continued employment and will be made so long as Mr. Ryan or Mr. Hastings, as applicable, does not voluntarily resign his employment, other than for “good reason” (as defined in his employment agreement) before the payment date.

Long-Term Incentive Compensation

Employee stock ownership is a core value of our operating culture.  Stock ownership encourages our executives and employees to create value for us over the long term.  Stock ownership promotes retention, aligns executive interests with those of our stockholders, and allows our executives to share in our long-term success after satisfying multi-year vesting requirements.

In light of the decline in our stock price over the past year, and our inability or limited ability to issue additional equity to our Chief Executive Officer and other executive officers, the total compensation of our Chief Executive Officer and other executive officers is currently more heavily weighted toward cash compensation than it would typically be.  If stockholders approve Proposal No. 4, we expect to issue additional equity to our executive officers, other than our Chief Executive Officer.  We cannot provide any further information about such equity grants at this time as those equity grants will be dependent upon a number of variables including, our stock price, recruitment and retention needs related to members of our workforce who are not executive officers, and the advice and recommendations of our independent compensation consultant.

We intend to seek stockholder approval of an equity grant to our Chief Executive Officer in the coming months.  Assuming these approvals are obtained and these equity grants are made, the total compensation of our Chief Executive Officer and other executive officers will be more sufficiently weighted towards long-term equity incentives to ensure alignment with the long-term interests of our stockholders.

Fiscal Year 2016 Equity Awards

Other than the equity grant made to Dr. Mojdeh in connection with his severance agreement, no equity grants were made to NEOs in fiscal year 2016.  For more information, see the section entitled “Mojdeh General Release” below.

EXECUTIVE EMPLOYMENT AND SEVERANCE AGREEMENTS

Executive Transitions

In March 2016, Mr. Shortall’s employment as Chief Executive Officer of the Company ceased and Mr. Shortall resigned from his position as Chairman of the Board.  Our Board and Mr. Shortall negotiated agreements related to his departure, as follows:

Shortall General Release and Consulting Agreement

We entered into a General Release with Mr. Shortall under which we agreed to pay the cost of continuing his group health coverage for twelve months and paid him the following amounts, in accordance with his employment agreement:

(i)	$420,000 (twelve months of severance pay);
(ii)	$420,000 (calendar 2015 bonus, which had not been paid at that time);
(iii)	$420,000 (calendar 2016 bonus, as provided by his agreement);
(iv)	$56,538.46 (unused vacation time);
(v)	$20,264 (incurred relocation expenses);
(vi)	$130,000 (repatriation expenses to Australia); and
(vii)	$20,000 (legal fees).

Under the General Release with Mr. Shortall, 400,000 unvested restricted shares that were granted to Mr. Shortall by the Company pursuant to the Restricted Stock Agreement, dated November 14, 2014, became fully vested. This vesting event created significant tax withholding obligations for the Company.  As a result, we withheld all the cash payments listed above (except the reimbursement of incurred relocation expenses and legal fees) to offset in full the Company’s tax withholding obligations triggered by the vesting of restricted shares.

In addition, we entered into a Consulting Agreement with Mr. Shortall for consulting, organizational and strategic services until March 2018.  Under this Consulting Agreement, we agreed to pay Mr. Shortall the following:

(i)	$12,500 per calendar month;
(ii)	issue 1,000 shares of common stock per calendar month; and
(iii)

if prior to March 2021 the per share closing price of the Company’s common stock exceeded certain thresholds, issue a number of shares of common stock (based on the stock price milestone that is achieved), up to a maximum of 100,000 shares of common stock.

However, we terminated this Consulting Agreement after paying only $25,000 in fees and without issuing or vesting any stock due to the results of the Investigation.

In March 2016, the Company’s employment of Dr. Mojdeh as President and Chief Operating Officer ceased.  Our Board and Dr. Mojdeh negotiated agreements related to his departure, as follows:

Mojdeh General Release

We entered into a General Release with Dr. Mojdeh under which we agreed to pay the cost of continuing his group health coverage for twelve months and paid him the following amounts, in accordance with his employment agreement:

(i)	$420,000 (twelve months of severance pay);
(ii)	$32,307.46 (unused vacation);
(iii)	$336,000 (calendar 2016 bonus under his employment agreement); and
(iv)	$20,000 (legal fees).

We also vested 396,750 shares of common stock pursuant to his employment agreement and various equity grant agreements.  As a result, we withheld all the cash payments listed above, (except the reimbursement of legal fees) to offset in full the Company’s tax withholding obligations triggered by the vesting of these shares.  The shares vested include 16,750 shares that were previously granted that were vested due to the terms of Dr. Mojdeh’s employment agreement, which provided that all unvested equity grants would vest upon termination of employment.  In addition, we granted and vested 380,000 shares of common stock.  The Company made such grant in order to avoid the cost of litigation with Dr. Mojdeh, given that an expectation had previously been created that such grant would be made.

Ryan Employment Agreement

In July 2016, we appointed Mr. Ryan to the Board and as President and CEO, and amended and restated his employment agreement as follows:

•	If Mr. Ryan’s term as a member of our Board expires while he is CEO, we will nominate him for re-election and will recommend his re-election to our stockholders;
•	If Mr. Ryan ceases to be a Company employee, he will resign from all officer and director positions, unless otherwise requested by our Board;
•	Mr. Ryan will be paid an annual base salary of $450,000, with an annual cash bonus target of 60% of salary;
•

Mr. Ryan was paid a transaction and retention bonus of $400,000 (see the section entitled “Payment of 2016 Annual Cash Performance Bonuses for Calendar Year 2015 Performance and Other One Time Bonus Payments”);

•

Mr. Ryan will be subject to non-competition and non-solicitation covenants during his employment and for two years after voluntary resignation, non-renewal by him, or employment termination for cause (or for one year after departure in any other case);

•

The term of the Agreement extends through December 31, 2018 and thereafter renews automatically for additional one year periods, unless Unilife or Mr. Ryan provides 30-days advance written notice of intent not to renew; and

•

In the event of a termination of Mr. Ryan’s employment by Unilife without cause, resignation by Mr. Ryan with good reason, or non-renewal of his employment agreement by Unilife, and subject to the parties’ execution of a mutual release, Mr. Ryan will be entitled to (1) continuation of his base salary and health insurance for 12 months (increased to 18 months, if the severance event occurs within one year of a change in control of Unilife), (2) a lump sum payment equal to 60% of his base salary (his target annual bonus amount), and (3) accelerated vesting of his time-vested equity awards.

Hanson Employment Agreement

On October 21, 2016, we entered into a new employment agreement with Mr. Hanson containing the following terms:

•	Mr. Hanson will serve as Senior Vice President and Chief Operating Officer, as well as a member of Unilife’s Executive Leadership Team;
•

The term of the Agreement extends through December 31, 2018 and thereafter renews automatically for additional one year periods, unless Unilife or Mr. Hanson provides 30-days advance written notice of intent not to renew;

•	Mr. Hanson will be paid an annual base salary of $350,000, with annual cash bonus target of 40% of salary;
•

In the event of a termination of Mr. Hanson’s employment by Unilife without cause, resignation by Mr. Hanson with good reason, or non-renewal of his employment agreement by Unilife, and subject to Mr. Hanson’s execution of a general release, Mr. Hanson will be entitled to (1) continuation of his base salary and health insurance for 12 months (increased to 18 months, if the severance event occurs within one year of a change in control of Unilife), (2) an amount equal to 40% of his base salary (his target annual bonus amount) payable over 12 months, and (3) accelerated vesting of his time-vested equity awards; and

•

The Agreement does not alter Mr. Hanson’s previously executed Confidentiality, Non-Competition and Intellectual Property Agreement, which provides that Mr. Hanson will be subject to non-competition and non-solicitation covenants during his employment and for two years thereafter.

COMPENSATION GOVERNANCE

Compensation-Related Policies

The full text of the following two compensation-related policies can be found under the heading “Governance” in the “Investor” portion of our website (www.unilife.com).

Stock Ownership Guidelines

Our stock ownership guidelines prohibit sales of our stock by our executive officers if those sales would cause the cash value of the executive officer’s stock holdings, based on the then current stock price, to fall below the relevant threshold as follows:

(i)	five times base salary for our Chief Executive Officer;
(ii)	three times base salary for our Chief Operating Officer; and
(iii)	two times base salary for all other executive officers.

For purposes of these guidelines, an executive officer’s holdings include: (i) vested shares held directly by the executive officer or immediate family members; and (ii) the intrinsic value of vested stock options and vested but unsettled restricted stock units.

These guidelines do not restrict the sale or withholding of shares in connection with the cashless exercise of options (to the extent necessary to pay the option exercise price) or the satisfaction of tax obligations arising in connection with the vesting, exercise or settlement of equity awards.  Our Board may waive these restrictions on a case-by-case basis, but we anticipate that waivers will be rare.  Since the adoption of this program, all executive officers have complied with these stock ownership guidelines and no waivers have been granted.

These guidelines, together with our continued use of equity-based compensation, are intended to align the interests of management and our stockholders, with the objective of encouraging high performance and discouraging inappropriate risk taking. At this time, based on our closing stock price on October 26, 2016, none of our executive officers would be permitted to sell shares of our stock in light of the guidelines, except in the case of the limited circumstances described in the prior paragraph.

Claw-back Policy

Our claw-back policy provides that, if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement, we will recalculate all incentive compensation paid or credited to a person covered by the policy for the restated period.  In addition, if any person covered by the policy engages in intentional misconduct that contributes to an erroneous measure of our financial results, then all incentive compensation paid or credited to him or her for the affected period will be recalculated (whether or not a restatement is then required).  To the extent the recalculated compensation of the amount that should have been paid is less than the amount previously paid or credited based on the erroneous results, the excess amount that was paid must be returned to us (if previously paid) or will be forfeited (if previously credited, but not yet paid).

Tax Matters

Section 162(m) of the United States Internal Revenue Code of 1986, as amended, places a limit of $1,000,000 on the amount of compensation that publicly held corporations may deduct for U.S. federal tax purposes in any one year with respect to certain executive officers.

To the extent that Section 162(m) applies to our compensation program for our executive officers, our compensation committee follows a general practice of considering the adverse effect of Section 162(m) on the deductibility of compensation when designing annual and long-term compensation programs and approving payouts under these programs. While the tax treatment of compensation is important, the primary factor influencing program design is the support of business objectives.  Consequently, our compensation committee reserves the right to design and administer compensation programs in a manner that does not satisfy the requirements of Section 162(m) and to approve the payment of nondeductible compensation, if the compensation committee believes doing so is in our best interests.

Accounting Matters

We record compensation expenses from our stock-based incentive compensation awards in accordance with the Financial Accounting Standards Board, or FASB, Accounting Standards Codification Topic 718, Compensation — Stock Compensation.  We estimate the grant-date fair value of stock options using the Black-Scholes option-pricing model, with the exception of market-based grants, which are valued based on a Monte Carlo pricing model.  The fair value of restricted stock is measured on the date of grant using the closing price of our common stock on that date.

* * * * *

COMPENSATION COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that Unilife Corporation specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis appearing above with management.  Based on such review and discussions, the compensation committee recommended to the Board that the Compensation Discussion and Analysis be included in our annual report on Form 10-K and this proxy statement.

THE COMPENSATION COMMITTEE

John Lund (Chairman)
William Galle
Harry A. Hamill

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth information concerning the compensation earned during fiscal 2016, 2015 and 2014 by our named executive officers.

Name and Position	Year	Salary ($)	Bonus ($)(1)		Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)		Total ($)
Alan D. Shortall (4)	2016	245,000	—		—	—	5,116,969	(5)	5,361,969
Former Chair of the Board &	2015	420,000	420,000		7,540,000		65,312		8,445,312
Chief Executive Officer	2014	420,000	210,000				72,980		702,980
Ramin Mojdeh, Ph.D. (6)	2016	251,192	125,000	(7)	—	—	4,425,843	(8)	4,802,035
Former President &	2015	406,846	336,000				134,902		877,748
Chief Operating Officer	2014	363,000	363,000		421,500		7,120		1,154,620
David Hastings (9)	2016	329,577	162,412		—	—	21,010	(10)	512,999
Senior Vice President, Chief Financial Officer, Chief Accounting Officer & Treasurer	2015	124,231			1,224,000		8,388		1,356,619
John C. Ryan (11)	2016	325,240	150,000		—	—	22,418	(12)	497,658
President & Chief Executive	2015	355,000	134,000		864,500		21,139		1,374,639
Officer	2014	52,315			525,000	373,649			950,964
Dennis P. Pyers (13)	2016	260,192	120,000		—	—	7,806	(14)	387,998
Former Senior Vice President,	2015	271,000	96,800		679,000		7,971		1,054,771
Controller, Treasurer & Chief Accounting Officer	2014	231,000	77,000		265,081		6,658		579,739
Ian Hanson (15)	2016	300,000	269,000		—	—	7,748	(14)	576,748
Senior Vice President &						—
Chief Operating Officer						—
Michael C. Ratigan (16)	2016	286,212	355,000		—	—	3,237	(14)	644,449
Senior Vice President &						—
Chief Commercial Officer						—

(1)	Reflects bonus payments earned in the calendar year ended during that fiscal year.
(2)

Reflects the aggregate grant date fair value of stock awards granted during the relevant fiscal year calculated in accordance with FASB ASC Topic 718.  See Note 5 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2016.

(3)

Reflects the aggregate grant date fair value of stock options granted during the relevant fiscal year calculated in accordance with FASB ASC Topic 718.  For a discussion of valuation assumptions, see Note 5 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2016.

(4)	Mr. Shortall’s employment ceased as of March 11, 2016.
(5)

Includes $3,520,000 related to the accelerated vesting of 400,000 shares of restricted stock in connection with the cessation of his employment, $1,316,538 related to severance payments, $130,000 related to the amount paid to satisfy our obligation to pay for the relocation of Mr. Shortall and his family from the United States to Australia, $54,746 related to the relocation of his principal residence within Pennsylvania in 2015, $25,273 related to our obligation to pay twelve months of Mr. Shortall’s COBRA premiums for healthcare continuation coverage, $25,000 related to a consulting arrangement, $23,012 related to the purchase and maintenance of an automobile, $20,000 related to Company paid legal fees and $2,400 related to matching contributions to our 401(k) Savings Plan. For information on the amounts withheld from Mr. Shortall’s severance payments to satisfy tax withholdings, see section entitled “Shortall General Release and Consulting Agreement”.

(6)	Dr. Mojdeh’s employment ceased as of March 11, 2016.
(7)	In July 2015, we accelerated $125,000 of Dr. Mojdeh’s annual cash bonus in recognition of, among other things, the successful development of a new product category.
(8)

Includes $3,491,400 related to the accelerated vesting of 16,750 shares of restricted stock, as well as the grant of 380,000 shares of common stock in connection with the cessation of Dr. Mojdeh’s employment, $788,307 related to severance payments, $81,496 related to Company paid housing costs, $25,273 related to our obligation to pay for twelve months of Dr. Mojdeh’s COBRA premiums for healthcare continuation coverage, $20,000 related to Company paid legal fees, $16,308 related to the personal use of a Company automobile, and $3,059 related to matching contributions to our 401(k) Savings Plan.  For information on the amounts withheld from Dr. Mojdeh’s severance payments to satisfy tax withholdings, see the section entitled “Mojdeh General Release”.

(9)	Mr. Hastings has served as our Senior Vice President and Chief Financial Officer since February 23, 2015 and as Treasurer and Chief Accounting Officer since July 28, 2016.
(10)	Includes $12,000 related to the purchase and maintenance of an automobile and $9,010 related to matching contributions to our 401(k) Savings Plan.
(11)

Mr. Ryan has served as our President and Chief Executive Officer since July 2016.  He was our Interim President and Chief Executive Officer from March through June 2016.  He was our Senior Vice President, General Counsel and Secretary since May 8, 2014 until July 2016.

(12)	Includes $14,617 related to the personal use of a Company automobile and $7,801 related to matching contributions to our 401(k) Savings Plan.
(13)

Mr. Pyers served as our Senior Vice President, Controller, Treasurer and Chief Accounting Officer until July 2016, when he was removed from such positions and appointed to Senior Advisor, Special Projects.  He was our Interim Chief Financial Officer from March 12, 2014 until February 23, 2015.

(14)	Reflects matching contributions to our 401(K) Savings Plan.
(15)

Mr. Hanson has served as our Senior Vice President and Chief Operating Officer since July 2016.  He was our Senior Vice President and General Manager, Advanced Drug Delivery Systems since November 2014 through June 2016.

(16)	Mr. Ratigan has served as our Senior Vice President and Chief Commercial Officer since August 2012.

Grants of Plan-Based Awards in Fiscal 2016

The only equity grant to NEOs made in fiscal 2016 was made to Dr. Mojdeh in connection with his severance.  For more information, see the section entitled Mojdeh General Release above.

Name	Award Type(1)	Grant Date	Approval Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards Target ($)	Estimated Future Payouts Under Equity Incentive Plan Awards: Target (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)
Alan D. Shortall
Ramin Mojdeh, Ph.D.	RS	3/14/16	3/14/16			380,000			3,344,000
David Hastings
John C. Ryan
Dennis P. Pyers
Ian Hanson
Michael C. Ratigan

(1)	RS = restricted stock award. This award was fully vested upon issuance.

Outstanding Equity Awards Table

The following table provides information regarding all outstanding equity awards for our named executive officers as of June 30, 2016:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Un-exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Alan D. Shortall(2)	—		—	—	—	—	—		—	—		—
Ramin Mojdeh ,Ph.D.(3)	—		—	—	—	—	—		—	—		—
David Hastings	—		—	—	—	—	22,500	(4)	74,025	—		—
John C. Ryan	10,000	(5)	10,000	—	30.00	5/9/24	—		—	—		—
	—		—	—	—	—	8,750	(6)	28,788	—		—
	—		—	—	—	—	16,875	(7)	55,519	—		—
	—		—	—	—	—	3,750	(8)	12,338	—		—
	—		—	—	—	—	—		—	—		—
Dennis P. Pyers	1,186	(9)	—	—	54.60	1/3/21	—		—	—		—
	—		—	—	—	—	4,717	(10)	15,519	—		—
	—		—	—	—	—	7,500	(11)	24,675	—		—
	—		—	—	—	—	7,500	(12)	24,675	—		—
Ian Hanson	10,000	(13)	—	—	44.40	7/3/21	—		—	—		—
	—		—	—	—	—	26,250	(14)	86,363	—		—
	—		—	—	—	—	4,953	(15)	16,295	—		—
Michael C. Ratigan	15,000	(16)	—	—	29.20	4/1/21	—		—	—		—
	15,000	(17)	—	—	55.40	10/5/22	—		—	—		—
	—		—	—	—	—	5,000	(18)	16,450	—		—
	—		—	—	—	—	3,107	(19)	10,222	—		—
	—		—	—	—	—	11,250	(20)	37,013	—		—
	—		—	—	—	—	—		—	20,000	(21)	65,800

*	Includes only those columns that are applicable.
(1)	The market value of all stock awards is based upon the closing price of our common stock of $3.29 at June 30, 2016, the last trading day of fiscal 2016.
(2)	Mr. Shortall’s employment ceased as of March 11, 2016.
(3)	Dr. Mojdeh’s employment ceased as of March 11, 2016.
(4)

A total of 30,000 shares of restricted stock were granted on February 23, 2015, of which 7,500 shares of restricted stock have vested.  The restricted shares will vest as follows, provided that Mr. Hastings remains employed with us through the relevant vesting dates: 7,500 restricted shares will vest on December 5, 2016; and 15,000 restricted shares will vest on December 5, 2017.  The restricted shares will also vest upon a change in control, upon Mr. Hastings’ death or termination of employment due to total disability, or upon a termination by us without cause or a termination by him for good reason.

(5)

These options were granted on May 9, 2014, of which 10,000 options have vested.  The unvested options will vest as follows, provided that Mr. Ryan remains employed with us through the relevant vesting dates: 10,000 options will vest on the third anniversary of the date of grant.  The options will also vest upon a change in control, upon Mr. Ryan’s death or termination of employment due to total disability, or upon a termination by us without cause or a termination by him for good reason.

(6)

A total of 17,500 shares of restricted stock were granted on May 9, 2014, of which 8,750 shares of restricted stock have vested.  The unvested shares of restricted stock will vest as follows, provided that Mr. Ryan remains employed with us through the relevant vesting dates: 8,750 shares of restricted stock will vest on the third of anniversary of the date of grant.  The options will also vest upon a change in control, upon Mr. Ryan’s death or termination of employment due to total disability, or upon a termination by us without cause or a termination by him for good reason.

(7)

A total of 22,500 shares of restricted stock were granted on December 2, 2014, of which 5,625 shares of restricted stock have vested.  The restricted shares will vest as follows, provided that Mr. Ryan remains employed with us through the relevant vesting dates: 5,625 restricted shares will vest on September 15, 2016; and 11,250 restricted shares will vest on September 15, 2017.  The restricted shares will also vest upon a change in control, upon Mr. Ryan’s death or termination of employment due to total disability, or upon a termination by us without cause or a termination by him for good reason.

(8)

A total of 5,000 shares of restricted stock were granted on March 3, 2015, of which 1,250 shares of restricted stock have vested.  The restricted shares will vest as follows, provided that Mr. Ryan remains employed with us through the relevant vesting dates: 1,250 restricted shares will vest on March 5, 2017; 2,500 restricted shares will vest on March 5, 2018.  The restricted shares will also vest upon a change in control, upon Mr. Ryan’s death or termination of employment due to total disability, or upon a termination by us without cause or a termination by him for good reason.

(9)	These options were granted on January 3, 2011. One third of the options vested on each of the first, second and third anniversaries of the date of grant.
(10)

A total of 9,434 shares of restricted stock were granted on May 15, 2014, of which 4,717 shares of restricted stock have vested.  The unvested shares of restricted stock will vest as follows, provided that Mr. Pyers remains employed with us through the relevant vesting date: 4,717 shares of restricted stock will vest on the third anniversary of the date of grant.  The restricted shares will also vest upon a change in control, upon Mr. Pyers’ death or termination of employment due to total disability, or upon a termination by us without cause.

(11)

A total of 10,000 shares of restricted stock were granted on December 2, 2014, of which 2,500 shares of restricted stock have vested.  The restricted shares will vest as follows, provided that Mr. Pyers remains employed with us through the relevant vesting dates: 2,500 restricted shares will vest on September 15, 2016; 5,000 restricted shares will vest on September 15, 2017.  The restricted shares will also vest upon a change in control, upon Mr. Pyers’ death or termination of employment due to total disability, or upon a termination by us without cause.

(12)

A total of 10,000 shares of restricted stock were granted on March 3, 2015 of which 2,500 shares of restricted stock have vested.  The restricted shares will vest as follows, provided that Mr. Pyers remains employed with us through the relevant vesting dates: 2,500 restricted shares will vest on March 5, 2017; 5,000 restricted shares will vest on March 5, 2018.  The restricted shares will also vest upon a change in control, upon Mr. Pyers’ death or termination of employment due to total disability, or upon a termination by us without cause.

(13)	These options were granted on July 3, 2011. The options previously vested based on the satisfaction of certain performance criteria related to the execution of customer agreements.
(14)

A total of 35,000 shares of restricted stock were granted on December 2, 2014, of which 8,750 shares of restricted stock have vested.  The restricted shares will vest as follows, provided that Mr. Hanson remains employed with us through the relevant vesting dates: 8,750 restricted shares will vest on September 15, 2016; and 17,500 restricted shares will vest on September 15, 2017.  The restricted shares will also vest upon a change in control, upon Mr. Hanson’s death or termination of employment due to total disability, or upon a termination by us without cause.

(15)

A total of 9,907 shares of restricted stock were granted on April 14, 2014, of which 4,954 shares of restricted stock have vested.  The restricted shares will vest as follows, provided that Mr. Hanson remains employed with us through the relevant vesting dates: 4,953 restricted shares will vest on April 30, 2017. The restricted shares will also vest upon a change in control, upon Mr. Hanson’s death or termination of employment due to total disability, or upon a termination by us without cause.

(16)	These options were granted on April 1, 2011. The options previously vested based on the satisfaction of certain performance criteria related to the execution of customer agreements.
(17)	These options were granted on October 5, 2012. The options previously vested based on the satisfaction of certain performance criteria related to the execution of customer agreements.
(18)

A total of 15,000 shares of restricted stock were granted on January 15, 2014 of which 10,000 shares of restricted stock have vested.  The restricted shares will vest as follows, provided that Mr. Ratigan remains employed with us through the relevant vesting date: 5,000 restricted shares will vest on the third anniversary of the date of grant.  The restricted shares will also vest upon a change in control, upon Mr. Ratigan’s death or termination of employment due to total disability, or upon a termination by us without cause.

(19)

A total of 6,213 shares of restricted stock were granted on April 14, 2014 of which 3,106 shares of restricted stock have vested.  The restricted shares will vest as follows, provided that Mr. Ratigan remains employed with us through the relevant vesting date: 3,107 restricted shares will vest on April 30, 2017.  The restricted shares will also vest upon a change in control, upon Mr. Ratigan’s death or termination of employment due to total disability, or upon a termination by us without cause.

(20)

A total of 15,000 shares of restricted stock were granted on December 2, 2014, of which 3,750 shares of restricted stock have vested.  The restricted shares will vest as follows, provided that Mr. Ratigan remains employed with us through the relevant vesting dates: 3,750 restricted shares will vest on September 15, 2016; and 7,500 restricted shares will vest on September 15, 2017.  The restricted shares will also vest upon a change in control, upon Mr. Ratigan’s death or termination of employment due to total disability, or upon a termination by us without cause.

(21)

A total of 20,000 shares of restricted stock were granted on March 3, 2015.  The restricted shares will vest, provided that Mr. Ratigan remains employed with us through that time, on the satisfaction of certain performance criteria related to the execution of customer agreements with certain financial results. The restricted shares will also vest upon a change in control, upon Mr. Ratigan’s death or termination of employment due to total disability, or upon a termination by us without cause.

Option Exercises and Stock Vested in Fiscal 2016

The following table contains information relating to the exercise of stock options and vesting of restricted stock during fiscal 2016.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Alan D. Shortall	—	—	400,000	3,520,000
Ramin Mojdeh, Ph.D.	—	—	396,750	3,491,400
David Hastings	—	—	7,500	52,500
John C. Ryan	—	—	11,250	92,250
Dennis P. Pyers	—	—	13,675	81,787
Ian Hanson	—	—	23,727	200,099
Michael C. Ratigan	—	—	20,866	246,034

(1)	The value realized upon vesting of stock awards was calculated by multiplying the closing price of our common stock on the vesting date by the number of shares that became vested on that date.

Potential Payments upon Termination or Change in Control

We have entered into employment agreements with certain of our NEOs, which provide for certain payments and benefits upon the NEO’s termination of employment with us under certain circumstances.  In addition, stock-based awards granted to our NEOs contain provisions for the acceleration of vesting under certain circumstances.

The table below reflects the compensation and benefits, if any, due to each of the NEOs upon a voluntary termination; a termination for cause; an involuntary termination other than for cause or resignation for good reason, both before and after a change in control; the occurrence of a change in control; or a termination due to death, disability or retirement.

The numbers shown in the table below reflect the actual amounts related to Mr. Shortall’s and Dr. Mojdeh’s severance on March 11, 2016.  For all other NEOs, the amounts shown in the table below assume that each termination of employment or change in control, as applicable, was effective as of June 30, 2016, and the fair market value of a share of our common stock as of June 30, 2016 was $3.29, which was the closing price of our shares on that date.  Except for Mr. Shortall and Dr. Mojdeh, the amounts shown in the table are estimates of the amounts that would be payable upon termination of employment or change in control as applicable.  The actual amounts to be paid can only be determined at the time of the actual termination of employment or change in control, as applicable.

Name	Benefit	Voluntary Resignation or Termination for Cause	Termination Without Cause in the Absence of a Change in Control(1)		Change in Control(2)		Termination Without Cause Upon or Within 12 Months Following a Change in Control(3)		Death or Disability(2)
Mr. Shortall	Cash severance	$—	$1,316,538	(4)	$—		$—		$—
	Options	—	—	(5)	—		—		—
	Restricted stock	—	3,520,000	(6)	—		—		—
	Health benefits	—	25,273	(7)	—		—		—
	Relocation	—	130,000	(8)	—		—		—
	Total Value	$—	$4,991,811		$—		$—		$—
Dr. Mojdeh	Cash severance	$—	$788,307	(9)	$—		$—		$—
	Options	—	—	(10)	—		—		—
	Restricted stock	—	3,491,400	(11)	—		—		—
	Health benefits	—	25,273	(12)	—		—		—
	Relocation	—	—		—		—		—
	Total Value	$—	$4,304,980		$—		$—		$—
Mr. Hastings	Cash severance	$—	$570,000	(13)	$—		$760,000	(14)	$—
	Options	—	—		—		—		—
	Restricted stock	—	74,025	(15)	74,025	(15)	74,025	(15)	74,025	(15)
	Health benefits	—	25,273	(16)	—		37,910	(17)	—
	Relocation	—	—		—		—		—
	Total Value	$—	$669,298		$74,025		$871,935		$74,025
Mr. Ryan*	Cash severance	$—	$525,000	(18)	$—		$712,500	(19)	$—
	Options	—	—	(20)	—	(20)	—	(20)	—	(20)
	Restricted stock	—	96,644	(21)	96,644	(21)	96,644	(21)	96,644	(21)
	Health benefits	—	25,273	(22)	—		37,910	(23)	—
	Relocation	—	—		—		—		—
	Total Value	$—	$646,917		$96,644		$847,054		$96,644
Mr. Pyers	Cash severance	$—	$420,000	(24)	$—		$570,000	(25)	$—
	Options	—	—	(26)	—	(26)	—	(26)	—	(26)
	Restricted stock	—	64,869	(27)	64,869	(27)	64,869	(27)	64,869	(27)
	Health benefits	—	25,273	(28)	—		37,910	(29)	—
	Relocation	—	—		—		—		—
	Total Value	$—	$510,142		$64,869		$672,779		$64,869
Mr. Hanson*	Cash severance	$—	$150,000	(30)	$—		$150,000	(30)	$—
	Options	—	—	(31)	—	(31)	—	(31)	—	(31)
	Restricted stock	—	102,658	(32)	102,658	(32)	102,658	(32)	102,658	(32)
	Health benefits	—	12,636	(33)	—		12,636	(33)	—
	Relocation	—	—		—		—		—
	Total Value	$—	$265,294		$102,658		$265,294		$102,658
Mr. Ratigan	Cash severance	$—	$462,000	(34)	$—		$627,000	(35)	$—
	Options	—	—	(36)	—	(36)	—	(36)	—	(36)
	Restricted stock	—	129,485	(37)	129,485	(37)	129,485	(37)	129,485	(37)
	Health benefits	—	25,273	(38)	—		37,910	(39)	—
	Relocation	—	—		—		—		—
	Total Value	$—	$616,758		$129,485		$794,395		$129,485

(1)

Termination Without Cause includes termination due to our decision not to renew a NEO’s employment agreement if the NEO was willing and able to continue performing services under the terms of the employment agreement.

(2)	Upon a change in control or in the case of termination of employment due to death or total disability, all outstanding options vest.
(3)

Termination Without Cause Upon or Within 12 Months Following a Change in Control reflects the aggregate of any payments and benefits to which the NEO becomes entitled upon termination of employment coincident with or following such change in control event.

(4)

The cash severance payment to Mr. Shortall was calculated based on an amount equal to 12 months of his total salary compensation for the fiscal year in which employment ceased ($420,000) plus the amount of bonus earned by Mr. Shortall in the most recently completed bonus year ($420,000) plus the target bonus for the year in which employment ceased ($420,000) plus an amount for Mr. Shortall’s unused vacation ($56,538).

(5)	All of Mr. Shortall’s outstanding unvested options were underwater as of the date his employment ceased and have subsequently expired.
(6)	This amount represents the value of the accelerated vesting of 400,000 shares of restricted stock based on a value per share of $8.80, the closing price of our shares on the separation date.
(7)	This amount represents the cost of 12 months of Mr. Shortall’s COBRA health care continuation coverage.
(8)

Represents the amount paid to satisfy our obligation to pay for the relocation of Mr. Shortall and his family from the United States to Australia, including moving his personal and household effects upon the end of Mr. Shortall’s employment with us in the United States.

(9)

This amount represents an amount equal to 12 months of Dr. Mojdeh’s total salary compensation for the fiscal year in which employment ceased ($420,000) plus the greater of the bonus earned and paid in the last completed year or the target bonus for the year in which employment ceased ($336,000) plus an amount for Dr. Mojdeh’s unused vacation ($32,307).

(10)	All of Dr. Mojdeh’s outstanding unvested options were underwater as of the date his employment ceased and have subsequently expired.
(11)

This amount represents the value of the accelerated vesting of 16,750 shares of restricted stock based on a value per share of $8.80, the closing price of our shares on the date his employment ceased plus the value of 380,000 shares of common stock granted to Dr. Mojdeh as part of his separation based on a value per share of $8.80, the closing price of our shares on the date his employment ceased.

(12)	This amount represents the cost of 12 months of Dr. Mojdeh’s COBRA health care continuation coverage.
(13)

This amount represents an amount equal to 12 months of Mr. Hastings’ total salary compensation for the fiscal year in which employment is terminated ($380,000) plus the greater of the bonus earned and paid in the last completed year or the target bonus for the year in which employment is terminated ($190,000).

(14)

This amount represents an amount equal to 18 months of Mr. Hastings’ total salary compensation for the fiscal year in which employment is terminated ($570,000) plus the greater of the bonus earned and paid in the last completed year or the target bonus for the year in which employment is terminated ($190,000).

(15)	This amount represents the value of the accelerated vesting of 22,500 shares of restricted stock based on a value per share of $3.29, the closing price of our shares on June 30, 2016.
(16)	This amount represents the cost of 12 months of Mr. Hastings’ COBRA health care continuation coverage.
(17)	This amount represents the cost of 18 months of Mr. Hastings’ COBRA health care continuation coverage.
(18)

This amount represents an amount equal to 12 months of Mr. Ryan’s total salary compensation for the fiscal year in which employment is terminated ($375,000) plus the greater of the bonus earned and paid in the last completed year or the target bonus for the year in which employment is terminated ($150,000).

(19)

This amount represents an amount equal to 18 months of Mr. Ryan’s total salary compensation for the fiscal year in which employment is terminated ($562,500) plus the greater of the bonus earned and paid in the last completed year or the target bonus for the year in which employment is terminated ($150,000).

(20)	All of Mr. Ryan’s outstanding unvested options were underwater as of June 30, 2016.
(21)	This amount represents the value of the accelerated vesting of 29,375 shares of restricted stock based on a value per share of $3.29, the closing price of our shares on June 30, 2016.
(22)	This amount represents the cost of 12 months of Mr. Ryan’s COBRA health care continuation coverage.
(23)	This amount represents the cost of 18 months of Mr. Ryan’s COBRA health care continuation coverage.
(24)

This amount represents an amount equal to 12 months of Mr. Pyers’ total salary compensation for the fiscal year in which employment is terminated ($300,000) plus the greater of the bonus earned and paid in the last completed year or the target bonus for the year in which employment is terminated ($120,000).

(25)

This amount represents an amount equal to 18 months of Mr. Pyers’ total salary compensation for the fiscal year in which employment is terminated ($450,000) plus the greater of the bonus earned and paid in the last completed year or the target bonus for the year in which employment is terminated ($120,000).

(26)	All of Mr. Pyers’ outstanding unvested options were underwater as of June 30, 2016.
(27)	This amount represents the value of the accelerated vesting of 19,717 shares of restricted stock based on a value per share of $3.29, the closing price of our shares on June 30, 2016.
(28)	This amount represents the cost of 12 months of Mr. Pyers’ COBRA health care continuation coverage.
(29)	This amount represents the cost of 18 months of Mr. Pyers’ COBRA health care continuation coverage.
(30)	This amount represents an amount equal to 6 months of Mr. Hanson’s total salary compensation for the fiscal year in which employment is terminated ($150,000) per our Severance Pay Plan.
(31)	All of Mr. Hanson’s outstanding unvested options were underwater as of June 30, 2016.
(32)	This amount represents the value of the accelerated vesting of 31,203 shares of restricted stock based on a value per share of $3.29, the closing price of our shares on June 30, 2016.

(33)	This amount represents the cost of 6 months of Mr. Hanson’s COBRA premiums for health care continuation coverage per our Severance Pay Plan.
(34)

This amount represents an amount equal to 12 months of Mr. Ratigan’s total salary compensation for the fiscal year in which employment is terminated ($330,000) plus the greater of the bonus earned and paid in the last completed year or the target bonus for the year in which employment is terminated ($132,000).

(35)

This amount represents an amount equal to 18 months of Mr. Ratigan’s total salary compensation for the fiscal year in which employment is terminated ($495,000) plus the greater of the bonus earned and paid in the last completed year or the target bonus for the year in which employment is terminated ($132,000).

(36)	All of Mr. Ratigan’s outstanding unvested options were underwater as of June 30, 2016.
(37)	This amount represents the value of the accelerated vesting of 39,357 shares of restricted stock based on a value per share of $3.29, the closing price of our shares on June 30, 2016.
(38)	This amount represents the cost of 12 months of Mr. Ratigan’s COBRA health care continuation coverage.
(39)	This amount represents the cost of 18 months of Mr. Ratigan’s COBRA health care continuation coverage.
*

In accordance with SEC rules, the table above shows Mr. Ryan’s and Mr. Hanson’s applicable severance entitlements as of the last day of fiscal 2016 (June 30, 2016).  However, Mr. Ryan and Mr. Hanson have since entered into new employment agreements, which provide for certain severance benefits as narratively described above in “Compensation Discussion and Analysis”.

Employment Agreement with Mr. Shortall

We entered into an employment agreement with Mr. Shortall in September 2011, as amended.  The employment agreement provided that if Mr. Shortall’s employment was terminated by us without cause or in connection with a change in control, he would be entitled to: (i) a lump-sum payment equal to 12 months of Mr. Shortall’s base salary, (ii) continuation of group health benefits for a period of 12 months, and (iii) payment of a lump-sum amount equal to the annual bonus paid to Mr. Shortall for the bonus year immediately preceding the year of termination, payable in equal installments over a 12 month period.  Additionally, upon the end of Mr. Shortall’s employment with us in the United States we had the obligation to pay for the relocation of Mr. Shortall and his family from the United States to Australia, including moving his personal and household effects. This employment agreement terminated on March 11, 2016 when we entered into a General Release with Mr. Shortall.  See section entitled “Shortall General Release and Consulting Agreement” for further information.

Employment Agreement with Dr. Mojdeh

We entered into an employment agreement with Dr. Mojdeh in July 2012, as amended.  The employment agreement provided that if Dr. Mojdeh’s employment was terminated by us without cause, he would be entitled to: (i) continuation of base salary and group health benefits for a period of 12 months, (ii) payment of an amount equal to the greater of the annual bonus paid to Dr. Mojdeh for the bonus year immediately preceding the year of termination or his target annual bonus for the year of termination, payable in equal installments over a 12 month period, and (iii) accelerated vesting of all outstanding equity awards.  These severance benefits were conditioned upon Dr. Mojdeh’s execution of a release of claims. The employment agreement also contained customary restrictive covenants. This employment agreement terminated on March 11, 2016 when we entered into a General Release with Dr. Mojdeh.  See section entitled “Mojdeh General Release” for further information.

Employment Agreement with Mr. Ryan

We entered into an employment agreement with Mr. Ryan in September 2014.  The employment agreement provided that if Mr. Ryan’s employment was terminated by us without cause or by Mr. Ryan for good reason, he would be entitled to: (i) continuation of base salary and group health benefits for a period of 12 months, (ii) payment of an amount equal to the greater of the annual bonus paid to Mr. Ryan for the bonus year immediately preceding the year of termination or his target annual bonus for the year of termination, payable in equal installments over a 12 month period, and (iii) accelerated vesting of all outstanding equity awards.  If Mr. Ryan’s employment was terminated by us without cause or by Mr. Ryan for good reason within 12 months following a change in control then in lieu of the severance benefits described above, Mr. Ryan would be entitled to: (i) continuation of base salary and group health benefits for 18 months, (ii) payment of a lump-sum amount equal to the greater of the annual bonus paid to Mr. Ryan for the fiscal year immediately preceding the year of termination or his target annual bonus for the year of termination.  In addition, upon a change in control, the vesting of all outstanding equity awards then held by Mr. Ryan would then accelerate.  In each case, these severance benefits were conditioned upon Mr. Ryan’s execution of a release of claims.  The employment agreement also contained customary restrictive covenants. In July 2016, we entered into an amended and restated employment agreement with Mr. Ryan.  See section entitled “Ryan Employment Agreement” for further information.

Employment Agreement with Mr. Hastings

On January 9, 2015, we entered into an employment agreement with David Hastings, effective as of February 23, 2015.  The agreement provides that if (i) Mr. Hastings’ employment is terminated by us without “cause” (as defined in the agreement), or (ii) if Mr. Hastings’ employment is terminated by Mr. Hastings for “good reason” (as defined in the agreement), then he will be entitled to: (a) continuation of base salary and group health benefits for a period of 12 months, (b) payment of an amount, payable in equal installments over a 12 month period, equal to the greater of the annual bonus paid to him for the preceding year or his target bonus for the year of termination, and (c) accelerated vesting of all outstanding equity awards. If Mr. Hastings’ employment is (i) terminated by us without cause or (ii) terminated by Mr. Hastings for good reason, in either case upon or within 12 months following a “change in control” (as defined in the agreement), in lieu of the severance benefits described above, Mr. Hastings will be entitled to: (a) continuation of base salary and group health benefits for 18 months and (b) payment of a lump-sum amount equal to the greater of the annual bonus paid to him for the preceding year or his target bonus for the year of termination.  In addition, upon the occurrence of a change in control, all outstanding equity awards held by Mr. Hastings will then become fully vested.  All severance benefits payable under the agreement will be conditioned on Mr. Hastings’ execution of a release of claims against us.  The agreement also contains customary indemnification provisions and restrictive covenants.

Employment Agreement with Mr. Pyers

On September 10, 2015, we entered into an employment agreement with Mr. Pyers.  The Agreement provides that, if Mr. Pyers’ employment is terminated by us without “cause”, he will be entitled to: (i) continuation of base salary and group health benefits for a period of 12 months, (ii) payment of an amount, payable in equal installments over a 12 month period, equal to the greater of the annual bonus paid to him for the preceding year or his target bonus for the year of termination, and (iii) accelerated vesting of all outstanding equity awards. If Mr. Pyers’ employment is terminated by us without cause upon or within 12 months following a “change in control” (as defined in the agreement), in lieu of the severance benefits described above, Mr. Pyers will be entitled to: (i) continuation of base salary and group health benefits for 18 months and (ii) payment of a lump-sum amount equal to the greater of the annual bonus paid to him for the preceding year or his target bonus for the year of termination.  In addition, upon the occurrence of a change in control, all outstanding equity awards held by Mr. Pyers will then become fully vested.  All severance benefits payable under the Agreement will be conditioned on Mr. Pyers’ execution of a release of claims against us.  The Agreement also contains customary indemnification provisions and restrictive covenants.

Employment Agreement with Mr. Hanson

As of the end of the fiscal 2016, Mr. Hanson was not party to an employment agreement with the Company.  However, he was eligible to participate in our Severance Pay Plan, which provides for the payment of six months of salary and COBRA benefits and the vesting of all outstanding equity grants, upon the termination of employment without cause, subject to the execution of a release. In October 2016, we entered into an employment agreement with Mr. Hanson.  See section entitled “Hanson Employment Agreement” for further information.

Employment Agreement with Mr. Ratigan

On September 10, 2015, we extended the terms of the employment agreement entered into on August 29, 2012 with Mr. Ratigan.  The employment agreement provides that, if Mr. Ratigan’s employment is terminated by us without “cause,” he will be entitled to: (i) continuation of base salary and group health benefits for a period of 12 months, (ii) payment of an amount, payable in equal installments over a 12 month period, equal to the greater of the annual bonus paid to him for the preceding year or his target bonus for the year of termination, and (iii) accelerated vesting of all outstanding equity awards.  If Mr. Ratigan’s employment is terminated by us without cause upon or within 12 months following a “change in control” (as defined in the agreement), in lieu of the severance benefits described above, Ratigan will be entitled to: (i) continuation of base salary and group health benefits for 18 months and (ii) payment of a lump-sum amount equal to the greater of the annual bonus paid to him for the preceding year or his target bonus for the year of termination.  In addition, upon the occurrence of a change in control, all outstanding equity awards held by Mr. Ratigan will then become fully vested.  All severance benefits payable under the Agreement will be conditioned on Mr. Ratigan’s execution of a release of claims against us.  The Agreement also contains customary indemnification provisions and restrictive covenants.

PROPOSAL NO. 3 — ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION

We are providing you with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers named in the Summary Compensation Table.  Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to seek a non-binding advisory vote from our stockholders to approve the compensation awarded to our named executive officers.  This proposal, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to express your views on our named executive officers’ compensation.  This vote is not intended to address any specific element of our compensation programs, but rather to address our overall approach to the compensation of our named executive officers described in this proxy statement.  The vote solicited by this proposal is advisory and its outcome will not be binding on the Board or require the Board or the compensation committee to take any action.  However, the compensation committee values the opinions expressed by our stockholders in their vote on this proposal and expects to take into account the outcome of this vote when evaluating future executive compensation arrangements for our named executive officers.

As described in detail in the section entitled “Compensation Discussion and Analysis,” our executive compensation program is designed to attract, retain and motivate superior executive talent, while providing competitive and differentiated levels of pay based on corporate and individual performance that reinforce the alignment of the interests between our executives and our stockholders.

Our executive compensation program has evolved over the past year to address the current circumstances of our business.  We believe that our program is aligned with our current business strategy and has been supportive of our leadership transition process and our efforts to refocus our business.  We believe that stockholders should support this proposal for the following reasons:

•

As described in further detail throughout this proxy statement, we substantially reconstituted our executive leadership team, including the replacement of Mr. Shortall, our former Chief Executive Officer with Mr. Ryan, our current President and Chief Executive Officer; and the replacement of Dr. Mojdeh, our former President and Chief Operating Officer with Mr. Hanson, our current Senior Vice President and Chief Operating Officer.

•

Just as we reconstituted our executive leadership team, we have appointed a new Board Chair and new independent, experienced directors to strengthen our Board.  We anticipate that the changes to our Board will also result in a change to the composition of the compensation committee following the annual meeting of stockholders.

•	In connection with the revision of our executive and Board leadership, we retained Hay Group as our new independent executive compensation consultant.
•	Hay Group has led a re-examination of our executive and director compensation programs and assisted us in the adoption of an updated peer group that better reflects our current size.
•	In response to liquidity challenges facing our business, most of our named executive officers voluntarily reduced their base salaries during a portion of fiscal 2016.
•

To limit dilution during this period of transition and to enable us to prioritize our use of equity to retain key employees below the named executive officer level, none of our current named executive officers accepted equity grants during fiscal 2016.

•

We entered into a restated employment agreement with our new President and Chief Executive Officer that eliminated (1) accelerated vesting of performance-based equity upon a severance event and (2) single-trigger vesting upon change in control.

•	We scaled compensation for our executive officers to fit the market for companies our size and have generally targeted base salary to levels at or around the median.
•	We eliminated executive car allowances.
•

Our executive compensation program contains both short- and long-term compensation elements, with caps on cash bonus payments, which are further conditioned on Company performance and financial condition.

•	We now prohibit the hedging and pledging of our securities and we have robust stock ownership guidelines applicable to all of our named executive officers.
•	We have a claw-back policy applicable to all of our executive officers to emphasize the importance of compliance with financial reporting requirements and to strongly discourage executive misconduct.
•	We do not provide excise tax gross up provisions in employment agreements, and limit all cash severance payments to no more than 2x salary and bonus.

•	We entered into an amended and restated employment agreement with Mr. Ryan and a new employment agreement with Mr. Hanson to retain these two key executives.

The Board is asking stockholders to approve a non-binding advisory vote on the following resolution:

“Resolved that the compensation paid to our named executive officers, as disclosed pursuant to the disclosure rules of the U.S. Securities and Exchange Commission, including the “Compensation Discussion and Analysis,” compensation tables and narrative discussions, is approved on a non-binding advisory basis.”

Board Recommendation

Our Board, with the exclusion of Mr. Ryan due to his personal interest in this proposal, believes that the Company’s executive compensation is reasonable and appropriate.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 3.

THE FOREGOING BOARD RECOMMENDATION WAS UNANIMOUSLY APPROVED BY

THE MEMBERS OF THE BOARD, OTHER THAN MR. RYAN, WHO ABSTAINED DUE TO

HIS PERSONAL INTEREST IN THE PROPOSAL.

PROPOSAL NO. 4 — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED 2009 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE 2009 PLAN BY 2,376,837 SHARES

Background

As described in the section entitled Compensation Discussion and Analysis, stock-based incentives are a key component of our executive compensation program and employee ownership is a core value of our operating culture.  Management and the compensation committee believe that stock ownership encourages our executives and employees to create value for us over the long term.  We also believe that stock ownership promotes retention and affiliation with us by aligning executive and employee interests with those of our stockholders and by allowing our executives and employees to share in our long-term success, after satisfying applicable vesting requirements.  Moreover, compensating our employees through equity awards allows us to grow our Company while conserving cash.  Our long-term incentive compensation historically has been in the form of grants of stock options and restricted stock awards.

Approvals

Under this Proposal No. 4, we are asking stockholders to approve an amendment of the Stock Plan (the “Amendment”) to increase the number of shares of our common stock presently available for issuance under the Stock Plan by 2,376,837 (equivalent to 142,610,220 CDIs) and to reapprove the Stock Plan for purposes of refreshing our stockholder approval requirement for the purpose of the NASDAQ Listing Standard 5635(c), Section 422(b)(2) of the U.S. Internal Revenue Code and Section 162(m) of the U.S. Internal Revenue Code, or Section 162(m). The Board last sought and obtained approval of its stockholders for the Stock Plan on November 13, 2014.

Such re-approval of the Stock Plan is also intended to ensure that we may continue to grant incentive stock options and performance-based awards to our named executive officers that are tax efficient under U.S. tax law.  Other than the proposed change to the Stock Plan, as described in more detail below, no other material changes have been made to the Stock Plan since the date it was last approved by our stockholders nor are any other changes being proposed under this Proposal No. 4.  Specifically, approval of this Proposal No. 4 will not change the types of awards that may be granted or expand the benefits that eligible participants receive under the Stock Plan.

The Stock Plan expires at the close of business on November 12, 2024 (the day before the tenth anniversary of its last amendment and restatement on November 13, 2014).

The Amendment will not become effective unless and until stockholder approval is obtained.  If stockholders do not approve the Amendment, the Stock Plan will instead remain in effect in accordance with its pre-existing terms.  If the Amendment is not approved by our stockholders, we will not be able to make the grants that we believe are necessary to retain our workforce and anticipate that we will exhaust all of the shares available for issuance under our Stock Plan during the second quarter of fiscal 2017. We would then not be able to make further grants to our non-executive directors or employees if the Amendment is not approved, which will put us at a significant competitive disadvantage in recruiting and retaining high-performing individuals in a very competitive market.

Share Increase Amendment

The Stock Plan was first approved by stockholders in November 2009 and has been amended twice since that time.  The total number of shares of common stock currently authorized for issuance under the Stock Plan is 2,582,375.

As of October 20, 2016: (1) 1,490,803 shares of common stock had been issued under the Stock Plan pursuant to the exercise, vesting and/or settlement of previously issued awards; (2) awards were outstanding under the Stock Plan with respect to 968,809 shares of common stock; and (3) 122,763 shares of common stock remained available for the issuance of new awards under the Stock Plan.

We propose to increase the number of shares of common stock authorized for issuance under the Stock Plan by 2,376,837.  This amount, when added to the shares subject to awards outstanding under the Stock Plan and the shares remaining available for new issuances under the Stock Plan (i.e., the shares described in clauses (2) and (3) of the preceding paragraph), is equal to approximately 20% of the shares of Unilife common stock outstanding on the record date.  The Board has determined, following the receipt of guidance and advice from Hay Group, the compensation committee’s independent executive compensation consultant, that this amount is reasonable relative to other similarly-situated companies and appropriate given our current pay program strategy.  Without these additional shares, we will be unable to continue providing annual grants to key employees or make new hire awards to attract key hires, and would need to resort to additional cash-based compensation to retain or attract key employees.  In addition, this would misalign our intended balance between cash and equity-based compensation, reduce the alignment of interests between employees and stockholders and impose an additional strain on our limited cash reserves.

Summary of the Amended 2009 Stock Incentive Plan

Background and Purpose

We adopted the Stock Plan to promote our long-term growth and profitability by (i) providing key people with incentives to improve stockholder value and contribute to our growth and financial success; and (ii) enabling us to attract, retain and reward the best-available personnel.  The Stock Plan is a typical plan for U.S.-listed companies and is designed to comply with U.S. law.  In accordance with SEC rules, the following is a summary of the principal features of our Stock Plan, as proposed to be amended, but it is qualified in its entirety by reference to the full text of the Stock Plan, which appears as Annex A to this proxy statement.

Eligibility and Participation

Participation in the Stock Plan is open to all of our employees, officers, executive directors, non-executive directors and other individuals who provide services to us or any of our affiliates, as the administrator of the Stock Plan may select from time to time.  Our compensation committee serves as the administrator.  The administrator may also grant awards to individuals in connection with their hiring, recruitment or other related circumstances prior to the date that the relevant individual first performs those services for us or any of our affiliates; however, no awards may vest or become exercisable and no shares may be issued prior to the individual commencing performance of those services. As of the date of this proxy statement, 7 non-executive directors, approximately 142 employees and 2 consultants are eligible to participate in the Stock Plan.

Type of Awards

The Stock Plan provides for the grant of stock options, stock appreciation rights, and other stock-based awards (including performance awards), as each is described more fully below, which may be granted separately or in tandem with other awards.  The administrator will be responsible for determining the prices, expiration dates, and other material conditions governing the exercise of the awards granted under the Stock Plan.  Types of awards which may be granted under the Stock Plan include:

Stock Options.  The administrator may grant tax-qualified incentive stock options, within the meaning of Section 422 of the U.S. Internal Revenue Code or nonqualified stock options.  However, only our employees and employees of our subsidiaries may receive tax-qualified incentive stock options.  All stock options must have an exercise price equal to or above the fair market value of our shares on the date of grant and a term of no longer than ten years.  As of June 30, 2016, the fair market value of a share of our common stock was $3.29.  An option holder may pay the exercise price in cash, by tendering shares, by a combination of cash and shares or by any other means that the administrator approves.

Stock Appreciation Rights (SARs).  The administrator may grant stock appreciation rights which entitle the holder to receive a payment in cash, shares or a combination of the foregoing, having an aggregate value that is equal to the excess (if any) on the date of exercise of the fair market value of the underlying shares on that date over the base price of the shares specified in the grant agreement.  The base price per share specified in the grant agreement cannot be less than the lower of the fair market value of shares on the grant date or the exercise price of any tandem stock option award to which the stock appreciation right is related.  No stock appreciation right shall have a term longer than ten years.

Stock-Based Awards.  The administrator may grant stock-based awards in such amounts, on such terms and conditions and for such consideration (including no consideration or such minimum consideration as may be required by law), as the administrator shall determine.  A stock award may be restricted or unrestricted and may be denominated and paid in cash, shares or other securities, stock-equivalent units, securities or debentures convertible into shares, or any combination of these.

Performance Awards.  The administrator may grant stock-based awards in a manner that constitutes them as “qualified performance-based compensation” within the meaning of Section 162(m). Section 162(m) limits a public company from deducting more than $1 million in compensation paid in any one year to its chief executive officer or any of its next three highest compensated officers (other than the chief executive officer and chief financial officer), unless the amount paid is qualified performance-based compensation.  For awards granted under the Stock Plan to qualify as performance-based compensation, the material terms of the performance goals upon which awards are conditioned must be disclosed to and approved by our stockholders at least once every five years.  Material terms for purposes of Section 162(m) include (1) the individuals eligible to receive compensation; (2) a description of the business criteria on which the performance goal is based; and (3) the maximum amount of compensation that could be paid to any individual if the performance goal is attained.  Each of these aspects of the Stock Plan is discussed below, and approval of this Proposal No. 4 constitutes approval of these aspects for purposes of the stockholder approval requirements of Section 162(m). Your vote on this Proposal No. 4, therefore, is necessary so that we may comply with Section 162(m) when granting performance-based stock awards and thereby ensure that we may qualify to deduct, for U.S. federal income tax purposes, any compensation that is paid under such awards.

The administrator may determine that the grant of, or lapse of restrictions with respect to, performance-based stock awards may be based upon one or more performance measures or objective performance targets to be attained relative to those performance measures.  Performance targets may include minimum, maximum, intermediate and target levels of performance, with the size of the performance-based stock award or the lapse of restrictions based on the level of performance attained.  The administrator is authorized to make adjustments to the method of calculating the attainment of performance measures or targets in recognition of (i): extraordinary or non-recurring items; (ii) changes in tax laws; (iii) changes in generally accepted accounting principles or accounting policies; (iv) changes related to restructured or discontinued operations; (v) the restatement of prior period financial results; (vi) or any other unusual, non-recurring gain or loss that is separately identified and quantified in our financial statements: provided that the administrator’s decision as to whether such adjustments will be made with respect to any covered employee, within the meaning of Section 162(m), is made when the performance targets are established for the applicable performance period.  The administrator may also, at its sole discretion, modify the performance results upon which awards are based under the Stock Plan to offset any unintended results arising from events not anticipated when performance measures and targets were established provided that such adjustment is permitted by Section 162(m).

For this purpose, “performance measures” means the criteria established by the administrator in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies and which relate to any of the following, as it may apply to an individual, one or more business unit(s), divisions or subsidiaries or our whole company:

•	revenue;
•	projected sales revenue;
•	earnings before interest, taxes, depreciation and amortization (EBITDA);
•	operating income;
•	pre- or after-tax income;
•	cash flow;
•	cash flow per share;
•	price-to-earnings ratio;
•	return on equity;
•	return on invested capital;
•	return on assets;
•	growth in assets;
•	share price performance;
•	economic value added;
•	total stockholder return;
•	improvement in or attainment of expense levels;
•	improvement in or attainment of working capital levels;
•	relative performance to a group of companies comparable to us; and
•

strategic business criteria consisting of one or more objectives based on our meeting specified foals relating to revenue, market penetration, business expansion, costs, clinical trials, product feasibility studies, regulatory submissions, regulatory approvals, or acquisitions or divestitures.

Shares Available Under the Stock Plan

Currently, 2,582,375 shares of common stock are authorized for issuance under the Stock Plan.  If Proposal No. 4 is approved, the Stock Plan will be amended to authorize the issuance of 4,959,212 shares of common stock (including shares of common stock previously issued under the Stock Plan and shares of common stock subject to previously issued Awards that remain outstanding).  The Amendment will result in 2,376,837 additional shares of our common stock becoming available for grant under the Stock Plan.

If any:

•	awards issued under the Stock Plan has for any reason expired or otherwise terminated, in whole or in part, without having been exercised in full;
•	shares of common stock issued pursuant to an award are forfeited back to or repurchased us because of the failure to meet a contingency or condition required for the vesting of such shares; or
•	an award is settled in cash,

then the shares of common stock not issued under such award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Stock Plan.

If any shares of common stock subject to an award are not delivered to the award holder under the Stock Plan because those shares are withheld for the payment of taxes or because the award has been exercised through a reduction of shares the subject of the award (i.e., net exercised) or where an appreciation distribution in respect of a stock appreciation right is paid in shares of common stock, the number of shares subject to the award that are not delivered to the award holder will remain available for subsequent issue under the Stock Plan.  If the exercise price of any award or the tax withholding liability related to any award is satisfied by tendering of shares held by the award holder (either by actual delivery or attestation), then the number of shares so tendered will be available for issue under the Stock Plan.

In addition, the maximum number of shares of common stock subject to awards of any combination which may be granted during any fiscal year to any one individual under the Stock Plan is limited to 400,000 shares.

Each of the limits described above will be adjusted to reflect any stock dividends, stock splits, split-ups, recapitalizations, mergers, consolidations, business combinations, exchanges of stock or anything similar.  The shares to be issued under the Stock Plan will be shares of authorized but unissued or reacquired shares or treasury shares, including shares repurchased by us on the open market.

Treatment of Options and SARs upon Termination of Employment

If a grantee of Options or SARs terminates employment with us (or our affiliates) due to death or disability, the grantee’s unexercised Options or SARs may be exercised, to the extent they were exercisable on the termination date or on an accelerated basis as determined by the administrator, for a period of twelve months from the termination date or until the expiration of the original Option or SAR term, if shorter, or for such other period as determined by the administrator.  If the grantee’s employment with us (or our affiliates) is terminated for cause (as defined in the Stock Plan), all unexercised Options or SARs (whether vested or unvested) shall terminate and be forfeited on the termination date.  If the grantee’s employment terminates for any other reason, any vested but unexercised Options or SARs may be exercised by the grantee, to the extent exercisable at the time of termination, for a period of 30 days from the termination date (or such time as specified by the administrator at the time of grant) or until the expiration of the original Option or SAR term, whichever period is shorter.  Unless otherwise provided by the administrator, any Options or SARs that are not exercisable at the time of termination of employment shall terminate and be forfeited on the termination date.

Adjustments to Awards

In the event of a stock dividend, stock split or reverse stock split affecting shares:

•

the maximum number of shares of common stock for which awards may be granted under the Stock Plan and the maximum number of shares of common stock with respect to which awards may be granted during any one fiscal year to any individual; and

•	the number of shares of common stock covered by and the exercise price and other terms of outstanding awards, will be adjusted to reflect such event in accordance with the ASX Listing Rules.

Except as stated above, in the event of any change affecting us, our shares, or our capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation, or share exchange (other than any such change that is part of a transaction resulting in a “Change in Control” (as defined in the Stock Plan)), the administrator, in its discretion and without the consent of the holders of the awards, may make:

•

appropriate adjustments to the maximum number and type of shares reserved for issue or with respect to which awards may be granted under the Stock Plan (in the aggregate, with respect to any individual during any one calendar year and with respect to which awards that are intended to be tax-qualified as incentive stock options under the U.S. Internal Revenue Code); and

•	any adjustments in outstanding awards, including, but not limited to, modifying the number, kind and price of securities subject to awards.

In the event of any transaction resulting in a Change in Control, outstanding stock options and other awards which are payable or convertible into shares will terminate on the effective time of the Change in Control, unless provision is made for the continuation, assumption, or substitution of the awards by the surviving or successor entity or its parent.  In the event of such a termination, the outstanding stock options and other awards that will terminate upon the effective time of the Change in Control will become fully vested immediately before the effective time of the Change in Control, and the holders of stock options and other awards under the Stock Plan will be permitted, immediately before the Change in Control, to exercise or convert all portions of the awards that are then exercisable or convertible.  Further, in the event that a Change in Control occurs after a performance-based stock award has been granted but before completion of the applicable performance period, such award will become payable (or the lapse restrictions will lapse, as applicable) as of the date of the Change in Control.

Without the consent of award holders, the administrator may make adjustments to the terms and conditions of, and the criteria included in, awards in recognition of unusual or non-recurring events affecting us, our financial statements or the financial statements of any affiliate, changes in applicable laws, regulations, or accounting principles, whenever the administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Stock Plan.

Amendment and Termination

Our Board may terminate, amend or modify the Stock Plan or any portion of it at any time without stockholder approval, subject to such restrictions on amendments and modifications as may apply under applicable laws or listing rules.

Repricing

No modification, amendment or substitution that results in the repricing of an award, within the meaning of NASDAQ Listing Rule 5635(c) and IM-5635-1, or any successor provision, shall be made without prior stockholder approval.

Compliance with Listing Rules

While shares are listed for trading on any stock exchange or market, our Board and the administrator agree that they will not make any amendments, issue any awards or take any action under the Stock Plan unless such action complies with the relevant listing rules of the securities exchange on which are securities are quoted.

U.S. Federal Income Tax Consequences

The following is a general summary of the U.S. federal income tax treatment of stock options authorized for grant under the Stock Plan, based upon the provisions of the U.S. Internal Revenue Code as of the date of this proxy statement.  Non-U.S. residents should consult with their tax adviser regarding the specific tax consequences as a result of the grant of awards under the Stock Plan in their country of origin.  This summary is not intended to be exhaustive and the exact tax consequences to any award holder will depend upon his or her particular circumstances and other facts.  Stock Plan participants should consult their tax advisor with respect to any state, local and non-U.S. tax considerations or relevant U.S. federal tax implications of options granted under the Stock Plan.

Incentive Stock Options.  An option holder will recognize no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option which qualifies under Section 422 of the U.S. Internal Revenue Code.  Option holders who neither dispose of their shares within two years of the date that the option was granted or within one year following the exercise of the option, will normally recognize a capital gain or loss on the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares.  If an option holder satisfies these holding periods, on the sale of the shares, we will not be entitled to any deduction for U.S. federal income tax purposes.  Where an option holder disposes of shares within two years after the date of grant of those options or within one year after the date of exercise (a disqualifying disposition), the difference between the fair market value of the shares on the exercise date and the option exercise price (which is not to exceed the gain realized on the sale, if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition.  Any gain in excess of that amount will be a capital gain.  If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss.  Any ordinary income recognized by the option holder on the disqualifying disposition of the shares will generally result in a deduction by us for U.S. federal income tax purposes.

Nonqualified Stock Options.  Options not designated or qualifying as incentive stock options will be nonqualified stock options having no special tax status.  An option holder generally recognizes no taxable income as a result of the grant of the option.  On the exercise of a nonqualified stock option, the option holder normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date.  Where the option holder is an employee, such ordinary income will generally be subject to withholding of income and employment taxes.  On the sale of shares acquired by the exercise of a nonqualified stock option, any gain or loss, (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as a capital gain or loss.  No tax deduction is available to us with respect to the grant of a nonqualified stock option or the sale of the stock acquired pursuant to such grant.  We should generally be entitled to a deduction equal to the amount of ordinary income recognized by the option holder as a result of the exercise of a nonqualified stock option.

Deductibility of Compensation.  The U.S. Internal Revenue Code allows publicly held corporations to deduct compensation which is in excess of $1,000,000 paid to the corporation’s chief executive officer and or any of its three most highly compensated executive officers (other than the chief executive officer and the chief financial officer) if the compensation is payable solely based on the attainment of one or more performance goals and where certain statutory requirements are satisfied.  It is intended that compensation arising from awards granted under the Stock Plan that are based on performance goals, and stock options and stock appreciation rights, are to be deductible by us as qualified performance-based compensation not subject to the $1,000,000 limitation on deductibility under the U.S. Internal Revenue Code.  Despite this, we reserve the right to grant awards under the Stock Plan that do not result in qualified performance-based compensation and, as such, may not entitle us to a tax deduction.

New Plan Benefits

If this Proposal No. 4 is approved, new awards will be made to eligible plan participants, including our executive officers and other employees.  The timing, size and terms of these grants will be determined by the administrator of the Stock Plan, in its discretion, and will depend on a variety of factors, including our stock price, the availability of shares under the Stock Plan, staff changes and the recommendations of our compensation consultant.  Accordingly, the grants that would be issued under the amended Stock Plan to particular Stock Plan participants, or particular classes of Stock Plan participants, cannot be determined at this time.  Therefore, no New Plan Benefits Table is included with this proposal.

However, as long as our CDI’s remain listed on the ASX, equity awards to our directors (including our CEO, by virtue of his service as a director) must be approved by our stockholders.  Accordingly, none of our directors, including our CEO, are expected to personally benefit from this Proposal No. 4 absent subsequent stockholder approval of equity grants.  We do expect to seek separate stockholder approval for equity awards to our directors (including our CEO) in the future, to ensure that equity remains a material element of our directors’ and CEO’s compensation and thereby continue the alignment of their interests with stockholders’ interests.

Board Recommendation

Our Board believes that the Stock Plan, as proposed to be amended is in the best interests of stockholders because it preserves our ability to grant stock-based awards, which are critically important in attracting and retaining key people and creating incentives for those people to improve stockholder value and contribute to our growth and financial success.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 4.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of June 30, 2016 with respect to our equity compensation plans.  See Note 5 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended June 30, 2016 for further information.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders
Amended and Restated 2009 Stock Incentive Plan	102,552	(1)	$40.10	46,370	(2)
Equity compensation plans not approved by security holders
Individual agreements with various service providers, advisors and other third parties	30,000		$31.05	—
Total	132,552		$38.05	46,370

(1)

Represents the number of shares that were issuable upon exercise of outstanding options under the Amended and Restated 2009 Stock Incentive Plan.  In addition, there were 882,948 non-vested shares issued pursuant to restricted stock awards under the Amended and Restated 2009 Stock Incentive Plan.

(2)	Represents the number of shares available for future issuance pursuant to the Amended and Restated 2009 Stock Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company has identified the following related party transactions summarized below, which have occurred since July 1, 2015.  We review all relationships and transactions in which we and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest.  Our Chief Executive Officer and Chief Financial Officer are primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related party transactions.  As outlined in our Audit Committee Charter, our audit committee reviews and approves or ratifies any related party transaction pursuant to the authority given under the charter of the audit committee.

We have an agreement with a consulting entity, of which Jeff Carter, a member of our Board is the principal.  Under the terms of the agreement, Mr. Carter performs certain administrative and consulting services in Australia, including serving as our ASX liaison.  We pay Mr. Carter on a month-to-month basis for these consulting services.  Under the agreement, through June 2016, we paid the consulting entity a base fee for the consulting services of A$12,000 (US$9,240) per month.  During fiscal 2016, we paid the consulting entity A$180,715 (US$131,598), of which A$61,575 (US$44,873) was paid to one of our former employees to assist Mr. Carter in performing these functions.  Effective July 1, 2016, we pay the consulting entity a reduced base fee of A$7,000 per month for the consulting services of only Mr. Carter. The foregoing amounts exclude the 10 percent Australian goods and services tax to which Unilife has been refunded.  As of September 30, 2016, one A$ equaled US$0.77.  The foregoing transactions were approved or ratified in accordance with our policies regarding related party transactions.

Transactions Not Approved in Accordance with Company Policies

As previously disclosed, the Company announced the Investigation on May 8, 2016.  After having completed the Investigation, the Company announced the final results of the Investigation on October 24, 2016.  For additional information regarding the Investigation, see the “Explanatory Note” set forth in the Company’s Annual Report on Form 10-K for the year ended June 30, 2016, which the Company filed with the SEC on October 24, 2016.

Set forth below is a summary of the related party transactions identified by the Company as a result of the Investigation.  None of the following related party transactions were approved or ratified in accordance with our policies regarding related party transactions.

Shortall Fund Transfers

Mr. Shortall, the Company’s former Chief Executive Officer and former Chairman of the Board, deposited $2,264,475 (the “Shortall Funds”) of his own funds into the Company’s bank account on June 29, 2015 and then caused the Company to disburse from the Shortall Funds $1,351,553 to third parties to complete Mr. Shortall’s purchase of his new home on July 23, 2015, and the remainder back to himself on July 28, 2015.

In addition to the Shortall Funds, during fiscal 2016, under Mr. Shortall’s direction, the Company accepted a check from Mr. Shortall in the amount of approximately $6,000, and disbursed the same amount of funds to Mr. Shortall or his designees but did not deposit such check from Mr. Shortall until nineteen days after the Company’s disbursement of the funds. The Company believes such transaction constituted a loan from the Company to Mr. Shortall.

The investigation into the matters described in this section entitled “Shortall Fund Transfers” did not identify any financial loss to the Company.

Advanced Withholding Payments

In March 2016 and July 2015, in connection with the vesting of restricted shares of the Company’s common stock, the Company paid associated withholding taxes on behalf of three executive officers, its Vice President, Corporate Quality and Regulatory Affairs and Chief Compliance Officer, its Senior Vice President and Chief Commercial Officer, and its former President and Chief Operating Officer, in an aggregate amount of approximately $146,000 prior to being reimbursed by such executive officers.  With the exception of one $400 underpayment, which the Company collected in July 2016, such executive officers repaid the Company in full within a range of 18 to 120 days from the date of the withholding payment.  The Company believes such advances constituted loans.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding ownership of our common stock by (i) each person, or group of affiliated persons who is known by us to beneficially own 5% or more of our common stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all current directors and executive officers as a group.  All of this information gives effect to the re-domiciliation and the share consolidation effected in connection therewith, as well as the 1-for-10 reverse split of our common stock we effected in May 2016.  All share numbers included in this proxy statement give effect to the reverse split.

Beneficial ownership is determined according to the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. The beneficial ownership percentages set forth below are based on 17,342,043 shares of common stock outstanding as of October 17, 2016.  All shares of common stock owned by such person, including shares of common stock underlying stock options that are currently exercisable or exercisable within 60 days after October 17, 2016 (all of which we refer to as being currently exercisable) are deemed to be outstanding and beneficially owned by that person for the purpose of computing the ownership percentage of that person, but are not considered outstanding for the purpose of computing the percentage ownership of any other person.  Except as otherwise indicated, to our knowledge, each person listed in the table below has sole voting and investment power with respect to the shares shown to be beneficially owned by such person, except to the extent that applicable law gives spouses shared authority.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
5% Stockholders
JPMorgan Chase & Co. 270 Park Ave New York, NY 10017	1,593,419	(1)	9.2%
Amgen Inc. One Amgen Center Drive Thousand Oaks, CA 91320-1799	1,916,194	(2)	9.9%
OrbiMed Advisors LLC 601 Lexington Ave., 54th Floor New York, NY 10022	1,673,981	(3)	8.8%
Directors and Named Executive Officers
Mary Katherine Wold	15,000	(4)	*
Jeff Carter	17,918	(4)	*
Rosemary A. Crane	—		—
Duane DeSisto	—		—
William Galle	20,250	(4)	*
Harry A. Hamill	3,500	(4)	*
Michael E. Kamarck	—		—
John Lund	17,100	(4)	*
John C. Ryan	55,000	(5)	*
David Hastings	30,000	(6)	*
Ian Hanson	86,364	(7)	*
Michael C. Ratigan	79,474	(8)	*
Former Directors and Executive Officers:
Alan D. Shortall	472,732	(9)	2.7%
Ramin Mojdeh, Ph.D.	452,217	(10)	2.6%
Dennis P. Pyers	46,717	(11)	*
All directors and executive officers as a group (12 persons)	324,606	(12)	1.9%

*	Indicates less than 1%
(1)

Based on information reported by JPMorgan Chase & Co. on Schedule 13G/A filed with the SEC on January 25, 2016. Of the shares of Common Stock beneficially owned, JPMorgan Chase & Co. reported that it has sole dispositive power with respect to 1,593,419 shares, shared dispositive power with respect to 0 shares, sole voting power with respect to 1,461,980 shares, and shared voting power with respect to 0 shares.

(2)

Based on information reported by Amgen Inc. (“Amgen”) on Schedule 13G filed with the SEC on March 3, 2016, as well as Amgen’s recent purchase of our 6% Senior Secured Convertible Notes Due 2023 in the aggregate initial principal amount of $10,600,000 (the “Notes”) and that certain letter agreement, dated July 28, 2016, by and between the Company and Amgen (the “Letter Agreement”). Does not include 1,331,806 shares of common stock issuable upon conversion of the 6% Senior Secured Convertible Notes Due 2023 (currently an aggregate initial principal amount of $40,600,000) because the Letter Agreement restricts Amgen from converting all 6% Senior Secured Convertible Notes Due 2023 to the extent Amgen would beneficially own 10% or more of the outstanding common stock immediately following such conversion. Such restriction may be waived by Amgen not less than 75 days after notice to the Company. Based on the Schedule 13G, Amgen has sole dispositive power and sole voting power with respect to such shares.

(3)

Based on information provided by OrbiMed Advisors LLC (“Advisors”), Advisors is an investment adviser in accordance with 240.13d-1(b)(1)(ii)(E) and serves as the investment manager of Royalty Opportunities S.àr.l (“ROS”), which holds a warrant to purchase 1,673,981 shares of the Company’s common stock (“Shares”).  Samuel D. Isaly (“Isaly”) is the Managing Member of Advisors and a control person in accordance with 240.13d-1(b)(1)(ii)(G). On the basis of these relationships, Advisors and Isaly may be deemed to share beneficial ownership of the Shares directly held by ROS.

(4)	Includes 3,500 shares of restricted stock that are subject to time based vesting conditions.
(5)

Includes 23,750 shares of restricted stock that are subject to time based vesting conditions. Includes options to purchase 10,000 shares of common stock that are currently exercisable. Does not include options to purchase 10,000 shares of common stock that are not currently exercisable.

(6)	Includes 22,500 shares of restricted stock that are subject to time based vesting conditions.
(7)	Includes 22,453 shares of restricted stock that are subject to time based vesting conditions. Includes options to purchase 10,000 shares of common stock that are currently exercisable.
(8)

Includes 15,607 shares of restricted stock that are subject to time based vesting conditions. Includes 20,000 shares of restricted stock that are subject to performance based vesting conditions. Includes options to purchase 30,000 shares of common stock that are currently exercisable.

(9)

As of March 11, 2016, Mr. Shortall’s employment as the Company’s Chief Executive Officer ceased and he resigned from his position as Chairman of the Board.  The information provided is accurate as of the date of his separation from employment with the Company.  Although the Company has requested updated information from Mr. Shortall, he has not responded to the Company’s request.

(10)

As of March 11, 2016, Dr. Mojdeh’s employment as the Company’s President and Chief Operating Officer ceased.  The information provided is accurate as of the date of his separation from employment with the Company.  Although the Company has requested updated information from Dr. Mojdeh, he has not responded to the Company’s request.

(11)	Includes 17,217 shares of restricted stock that are subject to time based vesting conditions. Includes options to purchase 1,186 shares of common stock that are currently exercisable.
(12)

Includes 119,027 shares of restricted stock that are subject to time-based vesting conditions.  Includes 20,000 shares of restricted stock that are subject to performance based vesting conditions.  Includes options to purchase 51,186 shares of common stock that are currently exercisable.  Does not include options to purchase 10,000 shares of common stock which are not currently exercisable.  Does not include shares held by Alan Shortall, Ramin Mojdeh and Dennis Pyers, as such individuals are no longer directors and/or executive officers of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file with the SEC reports of ownership and changes in ownership of our common stock.  Our directors, executive officers and greater than 10% beneficial owners of our common stock are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file.  Based solely upon information furnished to us and contained in reports filed with the SEC, as well as any written representations that no other reports were required, we believe that all Section 16(a) reports of our directors, executive officers and greater than 10% beneficial owners were filed timely for the fiscal year ended June 30, 2016.

OTHER BUSINESS

2017 Stockholder Proposals

Stockholders interested in submitting a proposal to be considered for inclusion in our proxy statement for the 2017 annual meeting of stockholders may do so by following the procedures prescribed by Exchange Act Rule 14a-8.  To be eligible for inclusion, proposals must be submitted in writing and received by us at the address appearing as our principal executive offices on or before June 30, 2017.

A stockholder of ours may wish to have a proposal presented at the 2017 annual meeting of stockholders, but not to have the proposal included in our proxy statement relating to that meeting.  If a stockholder wants to submit a proposal for the 2017 annual meeting of stockholders but does not want to include it in our proxy statement, written notice of such stockholder proposal of other business (containing certain information specified in the bylaws about the stockholder and the proposed action) must be delivered to our Secretary at the address appearing as our principal executive offices not less than 90 nor more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in our notice of meeting (without regard to any postponement or adjournment of such meeting after such notice was first sent).  However, if our annual meeting is advanced or delayed by more than 30 days from such anniversary date, a stockholder’s written notice will be timely if it is received by the later of the 90th day prior to such annual meeting or the 10th day following the announcement of the date of the meeting.  These deadlines are set forth in our bylaws.

Nominating or Recommending for Nomination Candidates for Director

Our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders.  To nominate a director, the stockholder must provide the information required by our bylaws.  In addition, the stockholder must give timely notice to us in accordance with our bylaws, which, in general, require that the notice be received by us within the time period described above under “2017 Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

Delivery of Documents to Stockholders Sharing an Address

If you are the beneficial owner, but not the record holder, of shares of our common stock, your broker, bank or other nominee may only deliver one copy of this proxy statement to multiple stockholders who share an address, unless that nominee has received contrary instructions from one or more of the stockholders.  We will deliver promptly, upon written or oral request, a separate copy of this proxy statement to a stockholder at a shared address to which a single copy of the proxy statement was delivered.  A stockholder who wishes to receive a separate copy of this proxy statement, now or in the future, should submit this request by writing to our Secretary at Unilife Corporation, 250 Cross Farm Lane, York, Pennsylvania 17406 or by calling 717-384-3400.  Beneficial owners sharing an address who are receiving multiple copies of proxy materials and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

Transaction of Other Business

Our Board knows of no other business that will be conducted at the meeting other than as described in this proxy statement.  If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Stephanie Walters
Senior Vice President, General Counsel
and Secretary

October 28, 2016

ANNEX A — UNILIFE CORPORATION AMENDED AND RESTATED 2009 STOCK INCENTIVE PLAN

(Incorporating the Amendment described in Proposal No. 4)

1. Purpose and Types of Awards.

The purpose of the Unilife Corporation Amended and Restated 2009 Stock Incentive Plan (the “Plan”) is to promote the long-term growth and profitability of Unilife Corporation, a Delaware corporation (the “Company”) by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company through their future services, and (ii) enabling the Company to attract, retain and reward the best-available personnel.

The Plan permits the granting of stock options (including incentive stock options qualifying under Code section 422 and nonstatutory stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, other stock-based awards, or any combination of the foregoing.

2. Definitions.

Under this Plan, except where the context otherwise indicates, the following definitions apply:

(a) “Administrator” means the Board or the committee(s) or officer(s) that have authority to administer the Plan as provided in Section 3 hereof.

(b) “Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity, or the power to direct the management and policies of the entity, by contract or otherwise.

(c) “ASX” means ASX Limited ACN 008 624 691 or the securities market which it operates, as the context requires.

(d) “Award” means any stock option, stock appreciation right, stock award, phantom stock award, performance award, or other stock-based award.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” has the meaning ascribed to such term or words of similar import in grantee’s written employment or service contract with the Company or, in the absence of such agreement or definition, means termination of grantee’s employment due to: (i) material neglect of grantee’s assigned duties or intentional refusal to perform grantee’s assigned duties, which continues uncured for 30 days following receipt of written notice of such deficiency from grantee’s immediate supervisor, the Board or the Company’s Chief Executive Officer; (ii) an act of dishonesty intended to result in gain or personal enrichment; (iii) engaging in illegal conduct; (iv) committing a crime; (v) engaging in any act of moral turpitude that causes harm to the Company or its reputation; (vi) intentionally breaching, in any material respect, the terms of any agreement with the Company; or (vii) commencement of employment with any other employer while an employee of the Company without the prior written consent of the Company’s Chief Executive Officer. Any determination of “Cause” as used herein will be made in good faith by the Administrator.

(g) “Change in Control” means: a (i) Change in Ownership of the Company, (ii) Change in Effective Control of the Company, (iii) Change in the Ownership of Assets of the Company, all as described herein and construed in accordance with Code section 409A, or (iv) unless an Award constitutes “deferred compensation” subject to Code section 409A, any similar event or transaction determined by the Board to constitute a Change in Control.

(i) A Change in Ownership of the Company shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire, ownership of the capital stock of the Company that, together with the stock held by such Person or Group, constitutes more than 50% of the total fair market value or total voting power of the capital stock of the Company. However, if any one Person is, or Persons Acting as a Group are, considered to own more than 50% of the total fair market value or total voting power of the capital stock of the Company, the acquisition of additional stock by the same Person or Persons Acting as a Group is not considered to cause a Change in Ownership of the Company or to cause a Change in Effective Control of the Company (as described below). An increase in the percentage of capital stock owned by any one Person, or Persons Acting as a Group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock.

(ii) A Change in Effective Control of the Company shall occur on the date a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election.

(iii) A Change in the Ownership of Assets of the Company shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire (or has or have acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons), assets from the Company the total gross fair market value of which is more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

The following rules of construction apply in interpreting the definition of Change in Control:

(A) A Person means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, other than employee benefit plans sponsored or maintained by the Company and by entities controlled by the Company or an underwriter of the capital stock of the Company in a registered public offering.

(B) Persons will be considered to be Persons Acting as a Group (or Group) if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. If a Person owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a Group with other shareholders only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons will not be considered to be acting as a Group solely because they purchase assets of the same corporation at the same time or purchase or own stock of the same corporation at the same time, or as a result of the same public offering.

(C) For purposes of this Section 2(f), fair market value shall be determined by the Administrator.

(D) A Change in Control shall not include a transfer to a related person as described in Code section 409A or a public offering of capital stock of the Company.

(E) For purposes of this Section 2(f), Code section 318(a) applies to determine stock ownership. Common Stock underlying a vested option is considered owned by the individual who holds the vested option (and the stock underlying an unvested option is not considered owned by the individual who holds the unvested option). For purposes of the preceding sentence, however, if a vested option is exercisable for stock that is not substantially vested (as defined by Treasury Regulation §1.83-3(b) and (j)), the stock underlying the option is not treated as owned by the individual who holds the option.

(F) “CDIs” means CHESS Depository Interests.

(h) “Code” means the United States Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(i) “Committee” means the Compensation Committee of the Board or any other committee the Board appoints to administer the Plan.

(j) “Common Stock” means shares of common stock of the Company, par value of one cent ($0.01) per share, in the form of Common Stock or CDIs.

(k) “Covered Employee” will have the same meaning as under Code section 162(m).

(l) “Disability” means any medically determinable physical or mental impairment that is expected to be permanent in nature and which renders grantee, in the good faith judgment of the Administrator, unable to perform the essential duties of grantee’s position.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” means, with respect to the Common Stock, as of any date:

(i) if the principal market for the Common Stock (as determined by the Board if the Common Stock is listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market

(including, without limitation, ASX and NASDAQ Stock Market), the closing price per share of Common Stock on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading or, if no sale is reported for that date, the last preceding day on which a sale was reported;

(ii) if the principal market for the Common Stock is not a national securities exchange or an established securities market, the average of the highest bid and lowest asked prices for the Common Stock on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported; or

(iii) if the Common Stock is neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Board in good faith.

With respect to property other than Common Stock, Fair Market Value means the value of the property determined by such methods or procedures to be established from time to time by the Board in accordance with Code section 409A.

(o) “Grant Agreement” means a written document, including an electronic writing acceptable to the Administrator, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.

(p) “Listing Rules” means the applicable listing rules of the securities exchange or market on which shares of Common Stock are listed for trading, which may include, without limitation, NASDAQ Stock Market and the ASX.

(q) “Performance Measures” shall mean criteria established by the Administrator relating to any of the following, as it may apply to an individual, one or more business units, divisions or subsidiaries, or on a Company-wide basis, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies: revenue; projected sales revenue; earnings before interest, taxes, depreciation and amortization (EBITDA); operating income; pre- or after-tax income; cash flow; cash flow per share; net earnings; earnings per share; price-to-earnings ratio; return on equity; return on invested capital; return on assets; growth in assets; share price performance; economic value added; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; relative performance to a group of companies comparable to the Company, and strategic business criteria consisting of one or more objectives based on the Company meeting specified goals relating to revenue, market penetration, business expansion, costs, clinical trials, product feasibility studies, regulatory submissions, regulatory approvals, or acquisitions or divestitures.

3. Administration.

(a) Administration of the Plan. The Plan shall be administered by the Administrator or by such committee or committees as may be appointed by the Administrator from time to time. To the extent allowed by applicable state law, the Administrator by resolution may authorize an officer or officers to grant Awards (other than Awards to any officers who are subject to the requirements of Section 16 of the Exchange Act or Code section 162(m) and the rules and regulations thereunder) to other officers and employees of the Company and its Affiliates, and, to the extent of such authorization, such officer or officers shall be the Administrator.

(b) Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares of Common Stock to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 6 or 8(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder and no such modification, amendment or substitution that results in repricing the Award, within the meaning of NASDAQ Marketplace Rule 5635(c) and IM-5635-1, or any successor provision, shall be made without prior stockholder approval); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company; provided, however, that no such waiver or acceleration of lapse restrictions shall be made with respect to a performance-based stock award granted to an executive officer of the Company if such waiver or acceleration is inconsistent with Code section 162(m) and the Committee had determined that qualification of such award under Code section 162(m) is desirable; (vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid with respect to a performance period; and (viii) for any purpose, including but not limited to, qualifying for preferred tax treatment under foreign tax laws or otherwise complying with the regulatory requirements of local or foreign jurisdictions, to establish, amend, modify, administer or terminate sub-plans, and prescribe, amend and rescind rules and regulations relating to such sub-plans.

The Administrator shall have full power and authority, in its sole and absolute discretion, to administer, construe and interpret the Plan, Grant Agreements and all other documents relevant to the Plan and Awards issued thereunder, to establish, amend, rescind and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable, and to correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Administrator shall deem it desirable to carry it into effect.

(c) Non-Uniform Determinations. The Administrator’s determinations under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

(d) Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

(e) Indemnification. To the maximum extent permitted by law and by the Company’s charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

(f) Effect of Administrator’s Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

4. Shares Available for the Plan; Maximum Awards.

(a) Share Reserve. Subject to adjustments as provided in Section 8(d) of the Plan, upon the effective date of the Plan, the total number of shares of Common Stock reserved and available for grant and issuance pursuant to this Plan will be equal to ~~2,582,375~~ 4,959,2121 shares (inclusive of Awards issued under any prior version of the Plan that remain outstanding as of the effective date of the Plan or any amendment thereof) (the “Share Reserve”). Common Stock may be issued in connection with a merger or acquisition as permitted by NASDAQ Rule 5635(c)(3) or, if applicable, NYSE Listed Company Manual Section 303A.08, or NYSE MKT Company Guide Section 711 or other applicable rule of the principal exchange or market on which the Common Stock is listed for trade and such issuance shall not reduce the number of shares of Common Stock available for issuance under the Plan.

(b) ISO Limit. Notwithstanding the foregoing, not more than ~~2,582,375~~ 4,959,2121 shares of Common Stock, subject to adjustments as provided in Section 8(d) of the Plan, of the total shares authorized for issuance under the Plan shall be available for issuance pursuant to incentive stock options intended to qualify under Code section 422.

(c) Reversion of Shares to the Share Reserve. If any (i) Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, (ii) shares of Common Stock issued to an Award recipient pursuant to an Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) an Award is settled in cash, then the shares of Common Stock not issued under such Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. If any shares subject to an Award are not delivered to an Award recipient because such shares are withheld for the payment of taxes or the Award is exercised through a reduction of shares subject to the Award (i.e., “net exercised”) or an appreciation distribution in respect of a stock appreciation right is paid in shares of Common Stock, the number of shares subject to the Award that are not delivered to the Award recipient shall remain available for subsequent issuance under the Plan. If the exercise price of any Award is satisfied by tendering shares of Common Stock held by the Award recipient (either by actual delivery or attestation), then the number of shares so tendered shall remain available for issuance under the Plan.

(d) Code section 162(m) Limit. Subject to adjustments as provided in Section 8(d) of the Plan, the maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any one fiscal year of the Company to any one individual under this Plan shall be 400,000.

[1]	This is the sum of the 2,582,375 shares previously authorized, plus the additional 2,376,837 shares proposed to be added by the Amendment.

(e) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock or treasury shares, including shares repurchased by the Company on the open market. The Company shall at all times during the term of the Plan and while any Awards are outstanding retain as authorized and unissued Common Stock, or as treasury Common Stock, at least the number of shares of Common Stock required to fulfill the Company’s obligations under such Awards, or otherwise assure itself of its ability to perform its obligations thereunder.

5. Participation

Participation in the Plan shall be open to all employees, officers, and directors of, and other individuals providing bona fide services to, or for, the Company or of any Affiliate of the Company, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate, provided that such Awards shall not become vested or exercisable, and no shares shall be issued to such individual, prior to the date the individual first commences performance of such services.

6. Awards

The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement.

(a) Stock Options. The Administrator may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Code section 422 or nonstatutory stock options; provided, however, that Awards of incentive stock options: (i) shall be limited to employees of the Company or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Code sections 424(e) and (f), respectively, of the Company and any other individuals who are eligible to receive incentive stock options under the provisions of Code section 422, (ii) awarded to any grantee who, at the time the incentive stock option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Code section 424(d), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per share of not less than 110% of Fair Market Value per share on the date of the grant, (iii) awarded to any grantee who, at the time such incentive stock option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Code section 424(d), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than 5 years, and (iv) with respect to such Awards of incentive stock options, the aggregate Fair Market Value (determined as of the time of grant) of the shares with respect to which incentive stock options are exercisable for the first time by the grantee during any calendar year under the Plan and/or any other plan of the Company, any “parent corporation” or any “subsidiary corporation,” (as defined in Code sections 424(e) and (f), respectively) will not exceed $100,000. For purposes of applying the limitation in Section 6(a)(iv) above, incentive stock options will be taken into account in the order granted. Options must have an exercise price at least equal to Fair Market Value as of the date of grant and may not have a term in excess of ten years’ duration. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

(b) Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights (“SAR”). A SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. The base price per share specified in the Grant Agreement shall not be less than the lower of the Fair Market Value on the grant date or the exercise price of any tandem stock option Award to which the SAR is related. No SAR shall have a term longer than ten years’ duration. Payment by the Company of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

(c) Stock Awards.

(i) The Administrator may from time to time grant stock awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A stock award may be denominated in Common Stock or other securities, stock-equivalent units, securities or debentures convertible into Common Stock, or any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator.

(ii) The Administrator may grant stock awards in a manner constituting “qualified performance-based compensation” within the meaning of Code section 162(m). The grant of, or lapse of restrictions with respect to, such performance-based stock awards shall be based upon one or more Performance Measures and objective performance targets to be attained relative to those Performance Measures, all as determined by the Administrator. Performance targets may include minimum, maximum, intermediate and target levels of performance, with the size of the performance-based stock award or the lapse of restrictions with respect thereto based on the level attained. A performance target may be stated as an absolute value or as a value determined relative to prior performance, one or more indices, budget, one or more peer group companies, any other standard selected by the Administrator, or any combination thereof. The Administrator shall be authorized to make adjustments in the method of calculating attainment of Performance Measures and performance targets in recognition of: (A) extraordinary or non-recurring items; (B) changes in tax laws; (C) changes in generally accepted accounting principles or changes in accounting policies; (D) changes related to restructured or discontinued operations; (E) restatement of prior period financial results; and (F) any other unusual, non-recurring gain or loss that is separately identified and quantified in the Company’s financial statements; provided that the Administrator’s decision as to whether such adjustments will be made with respect to any Covered Employee, within the meaning of Code section 162(m), is determined when the performance targets are established for the applicable performance period. Notwithstanding the foregoing, the Administrator may, at its sole discretion, modify the performance results upon which Awards are based under the Plan to offset any unintended results arising from events not anticipated when the Performance Measures and performance targets were established; provided, that such modifications may be made with respect to an Award granted to any Covered Employee only to the extent permitted by Code section 162(m). Notwithstanding anything in the Plan to the contrary, the Administrator is not authorized to waive or accelerate the lapse of restrictions on a performance-based stock award granted to any Covered Employee, within the meaning of Code section 162(m) except upon death, disability or a change of ownership or control of the Company. At any time prior to the payment of an Award, the Administrator may, in its sole discretion, decrease or eliminate a performance-based stock Award to any Covered Employee, to reflect the individual performance and contribution of, and other factors relating to, such Covered Employee. In the event that a Change in Control occurs after a performance-based stock award has been granted but before completion of the applicable performance period, such Award shall become payable (or the lapse restrictions shall lapse, as applicable) as of the date of the Change in Control.

7. Termination of Service.

(a) Termination of Un-exercisable or Unvested Awards. If a grantee’s service with the Company ceases for any reason, all Awards that are then unvested (including any stock options and SARs that are then un-exercisable), after giving effect to any exercise or vesting acceleration provisions set forth in applicable Grant Agreement or as otherwise determined by the Administrator in its sole discretion, will terminate immediately upon such cessation.

(b) Exercise Period Following Termination of Service. If a grantee’s service with the Company ceases, the stock options and SARs that are then exercisable, after giving effect to any exercise acceleration provisions set forth on the Grant Agreement or as otherwise determined by the Administrator in its sole discretion, will terminate upon the earliest of:

(i) the expiration of 30 days following such cessation, if grantee’s service ceases on account of (A) grantee’s termination by the Company other than a discharge for Cause, or (B) grantee’s voluntary termination other than for Disability or death;

(ii) the expiration of 12 months following such cessation, if grantee’s service ceases on account of grantee’s Disability or death;

In the event of grantee’s death, the exercisable stock options and SARs may be exercised by grantee’s executor, personal representative, or the person(s) to whom the stock options and SARs are transferred by will or the laws of descent and distribution.

(iii) the stock options and SARs will terminate in their entirety, regardless of whether the stock options and SARs are then exercisable, immediately upon grantee’s discharge from service for Cause, or upon grantee’s commission of any of the following acts during the exercise period (including following grantee’s termination of service): (i) fraud on or misappropriation of any funds or property of the Company, or (ii) grantee’s breach of any provision of any employment, non-disclosure, non-competition, non-solicitation, assignment of inventions, or other similar agreement executed by grantee for the benefit of the Company, as determined by the Administrator, which determination will be conclusive; or

(iv) the expiration of the term of the stock option or SAR.

8. Miscellaneous

(a) Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company or its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. To the extent determined by the Administrator with respect to any Award or class of Award, the minimum required withholding obligations may be settled with shares of Common Stock, including shares that are part of the Award that gives rise to the withholding requirement. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes and shall not exceed in amount the minimum statutory tax withholding obligation.

(b) Transferability. Except as otherwise determined by the Administrator, and in any event in the case of an incentive stock option, within the meaning of Code section 422, or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal Disability, by the grantee’s guardian or legal representative.

(c) Adjustments for Corporate Transactions and Other Events.

(i) Stock Dividend, Stock Split and Reverse Stock Split. In the event of a stock dividend of, or stock split or reverse stock split (or other similar transaction) affecting, the Common Stock, (A) the maximum number of shares of such Common Stock as to which Awards may be granted under this Plan, the maximum number of shares available for issuance pursuant to incentive stock options intended to qualify under Code section 422, and the maximum number of shares with respect to which Awards may be granted during any one fiscal year of the Company to any individual, as provided in Section 4 of the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be adjusted to reflect such event. The Administrator may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.

(ii) Non-Change in Control Transactions. Except with respect to the transactions set forth in Section 8(d)(i), in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control of the Company, the Administrator, in its discretion and without the consent of the holders of the Awards, may make (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, in the aggregate and with respect to any individual during any one fiscal year of the Company, as provided in Section 4 of the Plan; and (B) any adjustments in outstanding Awards, including but not limited to modifying the number, kind and price of securities subject to Awards.

(iii) Change in Control Transactions. In the event of any transaction resulting in a Change in Control of the Company, outstanding stock options and other Awards that are payable in or convertible into Common Stock under this Plan will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the substitution of the equivalent awards, as determined in the sole discretion of the Administrator, of, the surviving or successor entity or a parent thereof. In the event of such termination, (A) the outstanding stock options and other Awards that will terminate upon the effective time of the Change in Control shall become fully vested immediately before the effective time of the Change in Control, and (B) the holders of stock options and other Awards under the Plan will be permitted, immediately before the Change in Control, to exercise or convert all portions of such stock options or other Awards under the Plan that are then exercisable or convertible or which become exercisable or convertible upon or prior to the effective time of the Change in Control.

(iv) Unusual or Nonrecurring Events. The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan provided always that the rights of holders of Awards will be changed to the extent necessary to comply with the Listing Rules applying to a reorganization of capital at the time of the reorganization.

(d) Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the Awards for which they are substituted.

(e) Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time. Except as otherwise determined by the Board, termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(f) Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under the Plan.

(g) Compliance with Securities Laws; Listing and Registration. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or United States federal or state securities laws, or applicable non-United States securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may violate the rules of the national exchange on which the shares of Common Stock are then listed for trade, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery would not violate such rules. The Company shall have no obligation to effect any registration or qualification of the Common Stock under United States federal or state securities laws, or applicable non-United States securities laws.

The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, make such written representations (including representations to the effect that such person will not dispose of the Common Stock so acquired in violation of United States federal or state securities laws, or applicable non-United States securities laws) and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable United States federal or state securities laws, or applicable non-United States securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act of 1933, as amended, and applicable state or applicable non-United States securities laws.

(h) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(i) Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws principles.

(j) 409A Savings Clause. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, Code section 409A; provided, however, that neither the Company, any of its Affiliates or any member of the Board or the Committee, shall have any liability to grantees or any other Person if any Award is determined not to be so exempt from or compliant with Code section 409A. The Plan and all Awards granted under the Plan shall be administered, interpreted, and construed in a manner consistent with Code section 409A to the extent necessary to avoid the imposition of additional taxes under Code section 409A(a)(1)(B). Should any provision of the Plan, any Award Agreement, or any other agreement or arrangement contemplated by the Plan be found not to comply with, or otherwise be exempt from, the provisions of Code section 409A, such provision shall be modified and given effect (retroactively if necessary), in the sole discretion of the Administrator, and without the consent of the holder of the Award, in such manner as the Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Code section 409A. Notwithstanding anything in the Plan to the contrary, in no event shall the Administrator exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Code section 409A unless, and solely to the extent, that such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4) or any successor provision.

(k) Effective Date; Termination Date. The Plan is effective as of the date on which the Plan is adopted by the Board, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan, or if earlier, the tenth anniversary of the date this Plan is approved by the stockholders. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

(l) Listing Rules. While the Shares are listed for trading on any securities exchange or market (including, without limitation, ASX and NASDAQ Stock Market), the Company and the Administrator agree that they will not make any amendments to this Plan or issue any Awards or take any other action unless such action complies with the relevant Listing Rules.

(m) Stockholder Rights. No person to whom an Award is made pursuant to this Plan has the rights of a stockholder with respect to Common Stock until the Common Stock have been issued and the Company shall make no adjustment for dividends, distributions or other rights for which the record date is before the date the Common Stock are issued.

(n) The Board. The Administrator may elect not to offer Awards under the Plan to persons who are resident outside of the United States of America if it determines that it may be illegal or impracticable to do so and the Board may formulate special terms and conditions, in addition to those set out in this document, to apply to persons resident outside of the United States of America.

.     IMPORTANT ANNUAL MEETING INFORMATION   Electronic Voting Instructions  Available 24 hours a day, 7 days a week!   Instead of mailing your proxy, you may choose one of the voting  methods outlined below to vote your proxy.   VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.   Proxies submitted by the Internet or telephone must be received by  12:00 A.M., EST, on December 15, 2016.  Vote by Internet  • Go to www.envisionreports.com/unis  • Or scan the QR code with your smartphone  • Follow the steps outlined on the secure website  Vote by telephone   • Call toll free 1-800-652-VOTE (8683) within the USA, US territories &  Canada on a touch tone telephone  • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in  this example. Please do not write outside the designated areas.   X    Annual Meeting Proxy Card     •  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. •    A  Proposals — The board of directors recommends that stockholders vote FOR the election of each of the directors named in Proposal No. 1 and FOR Proposal Nos. 2-4.  1. To elect eight directors, identified in the proxy statement, to hold office until our annual meeting of stockholders to be held in 2017 and until his or her successor is duly elected and qualified, or until his or her  earlier resignation or removal.  +  For Withhold For Withhold For Withhold   01 - John C. Ryan 02 - Jeff Carter 03 - Michael E. Kamarck  04 - John Lund 05 - Mary Katherine Wold 06 - Harry A. Hamill  07 - Rosemary A. Crane 08 - Duane DeSisto  2. To ratify the appointment of KPMG LLP as our independent registered  public accounting firm for the fiscal year ending June 30, 2017.  For Against Abstain  3. To consider and act on an advisory vote regarding the  approval of compensation paid to certain executive officers.  For Against Abstain  4. To approve an amendment to the Unilife Corporation Amended and Restated  2009 Stock Incentive Plan to increase the number of shares available for  issuance under such Plan by 2,376,837 shares.  Non-Voting Items  Change of Address — Please print new address below.   B  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below  Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.  Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.     1UPX  +    02GFZE

.    •  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. •    Proxy — Unilife Corporation    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNILIFE CORPORATION   Failing the individual or body corporate named in the paragraph below by the undersigned, a stockholder of Unilife Corporation, a Delaware corporation (the “Company”), or  if no individual or body corporate is named in the paragraph below, the undersigned does hereby appoint Kevin Campbell and Stephanie Walters and each of them as Proxies  with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the annual meeting of stockholders of the Company to be held at  One Liberty Place, 1650 Market Street, Suite 2800, Philadelphia, Pennsylvania, 19103 USA, on Thursday, December 15, 2016, at 4:00 P.M., U.S. Eastern Time (Friday,  December 16, 2016, at 8:00 A.M., Australian Eastern Daylight Time) (the “Annual Meeting”) and at any adjournment or postponement thereof, all of the shares of the  Company’s common stock that the undersigned would be entitled to vote if personally present. Kevin Campbell and Stephanie Walters intend to vote undirected proxies in  favor of proposals No. 1-4.   If the undersigned does not wish to appoint Kevin Campbell or Stephanie Walters as Proxy, then the undersigned does hereby appoint _________________ as Proxy with  full power of substitution, in the name, place and stead of the undersigned to vote at the Annual Meeting of Stockholders and at any adjournment or postponement thereof,  all of the shares of the Company’s common stock the undersigned would be entitled to vote if personally present.   The board of directors recommends that stockholders vote FOR the election of each of the directors named in Proposal No. 1 and FOR Proposal Nos. 2-4.